EXHIBIT 4.1
                                                                    -----------

                             ENERPLUS RESOURCES FUND
                      AMENDED AND RESTATED TRUST INDENTURE,
                           DATED AS OF JANUARY 1, 2004

                                 [SEE ATTACHED]



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                                E N E R P L U S
                          R E S O U R C E   F U N D



                          ===========================

                              AMENDED AND RESTATED
                                TRUST INDENTURE

                          ===========================





                                JANUARY 1, 2004



                          BLAKE, CASSELS & GRAYDON LLP

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                               TABLE OF CONTENTS

                                                                           PAGE

                                   ARTICLE 1
                                 INTERPRETATION

1.01     Definitions..........................................................2
1.02     References to Acts Performed by the Fund and the Corporation.........7
1.03     Income Tax Act.......................................................8
1.04     Interpretation.......................................................8
1.05     Headings for Reference Only..........................................8
1.06     Day Not a Business Day...............................................8
1.07     Time of the Essence..................................................8
1.08     Governing Law........................................................8

                                   ARTICLE 2
                              DECLARATION OF TRUST

2.01     Trust Agreement......................................................9
2.02     Initial Contribution.................................................9
2.03     Name of Fund.........................................................9
2.04     Use of Name..........................................................9
2.05     Head Office..........................................................9
2.06     Nature of the Fund...................................................9
2.07     Legal Ownership of Assets of the Fund...............................10
2.08     Liability of Unitholders............................................10

                                   ARTICLE 3
                              ISSUE OF TRUST UNITS

3.01     Trust Units.........................................................11
3.02     Limit of Issue......................................................12
3.03     Terms of Trust Units................................................12
3.04     Ranking of Trust Units..............................................12
3.05     Trust Units Non-Assessable..........................................12
3.06     Fractional Trust Units..............................................12
3.07     Transferability of Trust Units......................................12
3.08     Issuance of Other Fund Securities...................................13
3.09     Non-Resident Ownership Constraint...................................13
3.10     Distribution Reinvestment and Unit Purchase Plan....................14

                                   ARTICLE 4
                           INVESTMENTS OF TRUST FUND

4.01     Purpose of the Fund.................................................15
4.02     Other Investments...................................................15

                                   ARTICLE 5
                                 DISTRIBUTIONS

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

5.01     Determination of Net Income of the Fund.............................15
5.02     Net Income of the Fund to Become Payable............................16
5.03     Net Realized Capital Gains to Become Payable........................16
5.04     Net Income and Net Realized Capital Gains for Income Tax
         Purposes to Become Payable..........................................17
5.05     Other Amounts.......................................................17
5.06     Enforcement.........................................................17
5.07     Payment of Amounts Payable..........................................17
5.08     Distribution of Additional Trust Units..............................18
5.09     Character of Distribution...........................................18
5.10     Income Tax Obligations..............................................18
5.11     Income Tax:  Designations...........................................18
5.12     Income Tax:  Deductions.............................................19
5.13     Withholding Taxes...................................................19

                                   ARTICLE 6
                           REDEMPTION OF TRUST UNITS

6.01     Right of Redemption.................................................19
6.02     Exercise of Redemption Right........................................19
6.03     Calculation of Redemption Price Based on Market Price...............20
6.04     Cash Payment of Market Redemption Price.............................20
6.05     Limitation Regarding Cash Payment of Market Redemption Price........21
6.06     Calculation of Redemption Price in Certain Other Circumstances......21
6.07     Cancellation of Certificates for all Redeemed Trust Units...........22
6.08     Purchase for Cancellation...........................................22
6.09     Retraction of Special Voting Rights.................................22
6.10     Withholding by the Fund.............................................22

                                   ARTICLE 7
                APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

7.01     Trustee's Term of Office............................................23
7.02     Resignation of Trustee..............................................23
7.03     Removal of Trustee..................................................23
7.04     Appointment of Successor to Trustee.................................23
7.05     Failure to Appoint Successor........................................24
7.06     Qualifications of Trustee...........................................24

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

8.01     General Powers of the Trustee.......................................24

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

8.02     Specific Powers and Authorities.....................................25
8.04     Banking ............................................................28
8.05     Standard of Care....................................................29
8.06     Fees and Expenses...................................................29
8.07     Limitations on Liability of Trustee.................................30
8.08     Indemnification of Trustee..........................................31
8.09     Environmental Indemnity.............................................31
8.10     Conditions Precedent to Trustee's Obligation to Act.................32
8.11     Survival of Indemnities.............................................32
8.12     Documents, Monies, etc. held by Trustee.............................32
8.13     Trustee Having Knowledge of Matters.................................33
8.14     Validity of Certificates etc........................................33
8.15     Trustee May Have Other Interests....................................33

                                   ARTICLE 9
                              DELEGATION OF POWERS

9.02     Responsibilities of the Corporation.................................34
9.04     Covenants of the Corporation........................................37
9.05     Grant of Power and Authority to Corporation.........................38
9.06     Determinations of the Corporation Binding...........................38
9.07     Execution of Documents..............................................39
9.08     Expense Reimbursement...............................................39
9.09     Standard of Care of the Corporation.................................39
9.10     Reliance by Corporation.............................................39
9.11     Sub-Delegation by Trustee and Corporation...........................40
9.12     Liability of Trustee in Respect of Corporation's Obligations........40
9.13     No Partnership or Joint Venture.....................................40
9.14     Annual Certificate..................................................41
9.15     Absence of Corporation as a Party...................................41

                                   ARTICLE 10
                                   AMENDMENT

10.01    Amendment...........................................................41
10.02    Notification of Amendment...........................................42

                                   ARTICLE 11
                            MEETINGS OF UNITHOLDERS

11.01    Annual and Special Meetings of  Unitholders.........................43
11.02    Notice of Meetings..................................................43
11.03    Quorum .............................................................44

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

11.04    Voting Rights of Unitholders........................................44
11.05    Resolutions Binding the Trustee.....................................44
11.06    Record Date for Voting..............................................45
11.07    Resolutions in Writing..............................................45
11.08    Meetings of Holders of EnerMark Shares and Other Shares.............46
11.09    Special Voting Rights...............................................46

                                   ARTICLE 12
             CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

12.01    Nature of Trust Units...............................................46
12.02    Certificates........................................................46
12.03    Contents of Certificate.............................................47
12.04    Register of Unitholders.............................................48
12.05    Successors of Unitholders...........................................48
12.06    Trust Units Held Jointly or in a Fiduciary Capacity.................49
12.07    Performance of Trust................................................49
12.08    Lost Certificates...................................................49
12.09    Death of a Unitholder...............................................50
12.10    Unclaimed Interest or Distribution..................................50

                                   ARTICLE 13
                                  TERMINATION

13.01    Termination Date....................................................50
13.02    Termination by Trustee with the Approval of Unitholders.............50
13.03    Procedure Upon Termination..........................................50
13.04    Powers of the Trustee upon Termination..............................51
13.05    Sale of Investments.................................................51
13.06    Distribution of Proceeds............................................51
13.07    Further Notice to Unitholders.......................................51
13.08    Responsibility of Trustee after Sale and Conversion.................52
13.09    Reliance by Trustee.................................................52

                                   ARTICLE 14
                            SUPPLEMENTAL INDENTURES

14.01    Provision for Supplemental Indentures for Certain Purposes..........52
14.02    Provision for Amended and Restated Indentures.......................53

                                   ARTICLE 15
                                    GENERAL

15.01    Notices ............................................................53
15.02    Failure to Give Notice..............................................53

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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15.03    Joint Holders.......................................................53
15.04    Service of Notice...................................................53
15.05    Information Available to Unitholders................................54
15.06    Fiscal Year.........................................................54

                                   ARTICLE 16
                                    AUDITORS

16.01    Qualification of Auditors...........................................54
16.02    Appointment of Auditors.............................................54
16.03    Auditors Ceasing to Hold Office.....................................54
16.04    Removal of Auditors.................................................54
16.05    Filling Vacancy.....................................................54
16.06    Reports of Auditors.................................................55

                                   ARTICLE 17
                                 MISCELLANEOUS

17.01    Successors and Assigns..............................................55
17.02    Counterparts........................................................55
17.03    Severability........................................................55
17.04    Notices ............................................................55


                                      -v-
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THIS AMENDED AND RESTATED TRUST INDENTURE made as of the 1st day of January,
2004.


AMONG:

          ENERPLUS RESOURCES CORPORATION, a body corporate amalgamated under the laws of the Province of Alberta (hereinafter called "ERC")

                                                              OF THE FIRST PART

                                    - and -

          CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada (hereinafter called the "INITIAL TRUSTEE"), and each person who after the date hereof becomes a trustee of the Fund as herein provided (each such person is hereinafter called a "TRUSTEE")

                                                             OF THE SECOND PART

                                    - and -

          ENERMARK INC., a body corporate amalgamated under the laws of
          the   Province   of   Alberta    (hereinafter    called   the
          "CORPORATION")

                                                              OF THE THIRD PART

RECITALS:

         WHEREAS pursuant to Trust Indenture made as of the 7th day of July, 1986 between ERC and The Royal Trust Company (the "ORIGINAL INDENTURE"), ERC created the Fund (as hereinafter defined) and provided for the issuance of Trust Units as defined therein;

         AND WHEREAS the Original Indenture was supplemented by a First Amending Indenture made as of the first day of October, 1986, the Second Supplemental Trust Indenture made as of the 29th day of January, 1987, the Third Supplemental Trust Indenture made as of the 27th day of January, 1988, the Fourth Supplemental Trust Indenture made as of the 7th day of October, 1988, the Fifth Supplemental Trust Indenture made as of the 31st day of December, 1989, the Sixth Supplemental Trust Indenture made as of the 14th day of September, 1993, the Seventh Supplemental Trust Indenture made as of the 9th day of June, 1994, the Eighth Supplemental Trust Indenture made as of the 30th day of May, 1996, the Ninth Supplemental

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                                      -2-


Trust Indenture made as of the 11th day of December, 1997, the Tenth Supplemental Indenture made as of the 30th day of April, 1998 and the Eleventh Supplemental Trust Indenture made as of the 23rd day of April, 1999;

         AND WHEREAS on June 8, 2000, the unitholders of the Fund approved certain amendments to the Original Indenture (as supplemented) and the amendment and restatement of the Original Indenture and all amendments and supplements thereto;

         AND WHEREAS on June 21, 2001, the unitholders of the Fund approved certain amendments to the Indenture and the amendment and restatement of the Indenture, following which on each of April 25, 2002, January 1, 2003, and March 6, 2003, certain amendments to the Indenture were approved;

         AND WHEREAS effectively January 1, 2004, the parties hereto amended and restated the Indenture to give effect to the "management internalization transaction" approved by the unitholders of the Fund and certain other amendments which the parties have deemed necessary or desirable;

         NOW THEREFORE THIS AMENDED AND RESTATED INDENTURE WITNESSETH that, in consideration of the premises and the mutual and respective covenants and agreements contained herein, each of the Trustee, the Corporation and ERC covenants and agrees with each other to govern their mutual and respective rights, powers and obligations with respect to the settlement and the administration of the Fund as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.01     DEFINITIONS

         In this Indenture and in the Trust Units, unless the context otherwise requires, the following terms shall have the following meanings:

         (a) "AFFILIATE", when used to indicate a relationship with a person or company, means the same as set forth in the
                  SECURITIES ACT (Alberta), and with respect to the Trustee only, "Affiliate" shall be deemed, for the purposes of this Indenture only, to include Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Services Company and Mellon Bank, N.A. and each of their affiliates within the meaning of the SECURITIES ACT (Alberta);

         (b) "ANNUITANT" means the annuitant of a registered retirement savings plan, a registered retirement income fund, a registered education savings plan or a deferred profit sharing plan, all as defined in the INCOME TAX ACT, or any other plan of which a Unitholder acts as trustee or carrier;

         (c) "ASSOCIATE", when used to indicate a relationship with a person or company, means the same as is set forth in the SECURITIES ACT (Alberta);

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                                      -3-


         (d) "AUDITORS" means the firm or firms of chartered accountants appointed as auditors of the Fund in accordance with this Indenture;

         (e) "BUSINESS DAY" means a day which is not a Saturday, Sunday or holiday in the City of Calgary, Province of Alberta;

         (f) "COUNSEL" means a law firm (who may be counsel to the Fund or the Corporation) acceptable to the Trustee;

         (g) "DISTRIBUTION PAYMENT DATE" means the date or dates determined from time to time by the Corporation, which shall be a date on or within 30 days of the corresponding Distribution Record Date;

         (h) "DISTRIBUTION RECORD DATE" means the date or dates determined from time to time by the Corporation, except that December 31 of each year shall in all cases be a Distribution Record Date;

         (i)      "ENERMARK   ROYALTY"   means  the  royalty   payable  by  the
                  Corporation to the Fund pursuant to the EnerMark Royalty Agreement;

         (j) "ENERMARK ROYALTY AGREEMENT" means the Amended and Restated Royalty Agreement dated January 1, 2004 between the Corporation and the Fund, as may be amended, supplemented or restated from time to time;

         (k) "ENERMARK SHARES" means the common shares of the Corporation held, from time to time, by the Fund;

         (l) "ERC ROYALTY" means the royalty granted by ERC to the ERC Royalty Unitholders pursuant to the ERC Royalty Agreement;

         (m) "ERC ROYALTY AGREEMENT" means the Amended and Restated Royalty Agreement dated January 1, 2004 among ERC, the Trustee and CIBC Mellon Trust Company, as nominee on behalf of the ERC Royalty Unitholders, pursuant to which, INTER ALIA, the ERC Royalty is granted in respect of a series of ERC Royalty Units, as may be amended, supplemented or restated from time to time;

         (n) "ERC ROYALTY INDENTURE" means the Amended and Restated Royalty Indenture dated January 1, 2004 among ERC, the Trustee and CIBC Mellon Trust Company, as nominee on behalf of the ERC Royalty Unitholders, providing for the creation and issue of the ERC Royalty Units, as may be amended, supplemented or restated from time to time;

         (o) "ERC ROYALTY UNITHOLDERS" means the holders from time to time of one or more ERC Royalty Units;

         (p) "ERC ROYALTY UNITS" means royalty units of ERC issued and certified under the ERC Royalty Indenture and for the time being outstanding and entitled to the

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                                      -4-


                  benefits thereunder, or, as the context may require, a specific number thereof and includes the Petroleum Royalty Units, Series G;

         (q) "EXCHANGEABLE SECURITIES" means shares, units or other securities which are exchangeable for or convertible into Trust Units, directly or indirectly, without the payment of additional consideration therefor, whether or not issued by the Fund;

         (r) "EXPERT" means any auditor (including the Auditors), accountant, legal counsel (including Counsel), valuator, engineer, surveyor, appraiser, broker, investment dealer, investment advisor, underwriter, registrar or other expert whose professions gives authority to a statement made by them on the subject in question;

         (s)      "EXTRAORDINARY RESOLUTION" means

                  (i) a resolution passed by more than 66 2/3% of the votes cast in respect of the resolution by or on behalf of the Unitholders and Special Rights Holders, either in person or by proxy, at a meeting of Unitholders, at which a quorum was present, called (at least in part) for the purpose of approving such resolution, or

                  (ii) a resolution approved in writing, in one or more counterparts, by holders of more than 66 2/3% of the votes represented by the Trust Units and Special Voting Rights entitled to be voted on such resolution;

                  For the purpose of determining such percentage, the holders of any issued Special Voting Rights who are present at the meeting shall be regarded as representing outstanding Trust Units equivalent in number to the votes attaching to such Special Voting Rights;

         (t) "FUND" means Enerplus Resources Fund, the trust constituted by this Indenture and the trust relationship between the Trustee and the Unitholders with respect to the Trust Fund;

         (u) "INDENTURE CONFERRED DUTIES" means all rights, powers and duties conferred upon, granted, allocated and delegated to the Corporation pursuant to the terms of this Indenture;

         (v) "INITIAL CONTRIBUTION" means the amount of ten dollars in lawful money of Canada paid by ERC to the Trustee on July 7, 1986 for the purpose of settling the Fund;

         (w) "INITIAL UNIT" means the beneficial interest in the Fund acquired by ERC by virtue of making the Initial Contribution;

         (x) "INVESTMENT" means any investment or property acquired by the Fund that is described in section 132(6)(b) of the INCOME TAX ACT and includes any investment

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                                      -5-


                  or property acquired directly or indirectly from the issue of the Trust Units, but shall not include any property or investment which would result in the Fund not being either a "unit trust" or "mutual fund trust" for the purposes of the INCOME TAX ACT or which would cause the Trust Units to be foreign property for the purposes of the INCOME TAX ACT;

         (y)      "MARKET REDEMPTION PRICE" has the meaning ascribed thereto in
                  Section 6.03;

         (z) "MATERIAL CONTRACTS" means the EnerMark Royalty Agreement, the ERC Royalty Agreement and the ERC Royalty Indenture;

         (aa)     "NET INCOME OF THE FUND" has the meaning  ascribed thereto in
                  Section 5.01;

         (bb) "NET REALIZED CAPITAL GAINS" means the total of all capital gains realized by the Fund less the total of all capital losses realized by the Fund;

         (cc) "NOTES" means the unsecured subordinated notes issued by the Corporation to the Fund and any other evidence of indebtedness which may, from time to time, be issued to and held, directly or indirectly, by the Fund;

         (dd) "OFFERING" means any issuance, offering or repurchase of Trust Units or Other Fund Securities or any securities of the Fund's subsidiaries (including Exchangeable Securities), on a public or private basis in Canada or elsewhere;

         (ee) "OFFERING DOCUMENTS" means, in connection with an Offering, any one or more of a prospectus, registration statement, information memorandum, offering memorandum, issuer bid circular or any similar public or private offering document or any understanding, commitment or agreement to issue, offer or repurchase securities of the Fund or any Affiliate thereof;

         (ff)     "ORDINARY RESOLUTION" means:

                  (i) a resolution passed by more than 50% of the votes cast in respect of the resolution by or on behalf of the Unitholders and Special Rights Holders, either in person or by proxy, at a meeting of Unitholders, at which a quorum was present, called (at least in part) for the purpose of approving such resolution, or

                  (ii)     a  resolution  approved in  writing,  in one or more
                           counterparts, by holders of more than 50% of the votes represented by the Trust Units and Special Voting Rights entitled to be voted on such resolution;

                  For the purpose of determining such percentage, the holders of any issued Special Voting Rights who are present at the meeting shall be regarded as representing outstanding Trust Units equivalent in number to the votes attaching to such Special Voting Rights.

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                                      -6-


         (gg) "OTHER FUND SECURITIES" means any securities of the Fund other than Trust Units, including Special Voting Rights or any securities convertible into or exercisable for Trust Units or other securities of the Fund (including convertible into debt securities, subscription receipts and instalment receipts), including options, rights, warrants or similar rights to acquire Trust Units or other securities of the Fund (including Exchangeable Securities);

         (hh)     "PERSON"   means  any   individual,   company,   corporation,
                  partnership (general or limited), trust, firm, sole proprietorship, association, trustee, trust company, executor, administrator, legal representative, government agency, regulatory authority or other entity, however designated or constituted;

         (ii) "PRO RATA SHARE" or "PROPORTIONATE SHARE" of any particular amount in respect of a Unitholder at any time shall be the product obtained by multiplying the number of Trust Units that are outstanding and are owned by that Unitholder at that time by the amount obtained when the particular amount is divided by the total number of all Trust Units that are issued and outstanding at that time;

         (jj) "SHARES" means the EnerMark Shares and any shares or other securities of any other entity which may from time to time be held, directly or indirectly, by the Fund;

         (kk) "SPECIAL RIGHTS HOLDERS" means the holders from time to time of one or more Special Voting Rights;

         (ll) "SPECIAL VOTING RIGHTS" means special voting rights of the Fund, issued and certified hereunder for the time being outstanding and entitled to the benefits and subject to the limitations set forth in subsection 3.08(c);

         (mm)     "SUBSIDIARY"   has  the  meaning   ascribed  thereto  in  the
                  SECURITIES ACT (Alberta);

         (nn) "THIS TRUST INDENTURE", "THIS INDENTURE", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and similar expressions refer to this instrument and not to any particular Article, section or portion hereof, and include any and every amendment hereto and instrument supplemental or ancillary hereto;

         (oo) "TRANSACTION" has the meaning ascribed thereto in subsection 9.01(b);

         (pp) "TRANSFER AGENTS" means CIBC Mellon Trust Company, together with Mellon Investor Services, LLC as co-transfer agent, or such other company as may from time to time be appointed by the Corporation to hold such offices, together, in either such case, with any sub-transfer agent duly appointed by the Transfer Agents;

         (qq) "TRUST FUND", at any time, shall mean such of the following monies, properties and assets that are at such time held by the Fund or by the Trustee on behalf of the Fund for the purposes of the Fund under this Indenture, including:

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                                      -7-


                  (i) all ERC Royalty Units from time to time delivered to the Trustee or held for its account and accepted by the Trustee in accordance with this Indenture for the purposes of the Fund;

                  (ii) all income, interest, profit, gains, accretions, additional assets, and rights and benefits of any kind or nature whatsoever arising directly or indirectly from or in connection with or accruing to such foregoing property or such proceeds of disposition;

                  (iii) all Shares and Notes, and any securities issued upon maturity of any Notes;

                  (iv)     any Investment acquired by the Fund;

                  (v) any proceeds of disposition of any of the foregoing property including the Shares and Notes; and

                  (vi)     the Initial Contribution;

         (rr) "TRUST UNIT CERTIFICATE" means the definitive certificate evidencing the Trust Units, in the form approved by the Corporation;

         (ss) "TRUST UNITS" means the trust units of the Fund created, issued and certified hereunder and for the time being outstanding and entitled to the benefits hereof, or, as the context may require, a specific number thereof;

         (tt) "TRUSTEE" means the Initial Trustee as well as any predecessor trustee of the Fund and any successor trustee appointed in accordance with Article 7, unless the context otherwise requires;

         (uu) "UNITHOLDERS" means the holders from time to time of one or more Trust Units; and

         (vv)     "YEAR" means a calendar year.

1.02     REFERENCES TO ACTS PERFORMED BY THE FUND AND THE CORPORATION

         For greater certainty:

         (a) where any reference is made in this Indenture to an act to be performed by the Fund, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by the Trustee on behalf of the Fund; and

         (b) where any reference is made in this Indenture to an act to be performed by the Corporation, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by the directors of the Corporation, or any person duly authorized to take such action by the directors of the Corporation, on behalf of the Corporation.

1.03     INCOME TAX ACT

         In this Indenture, any reference to the INCOME TAX ACT shall refer to the INCOME TAX ACT (Canada), R.S.C. 1985, c.1 (5th Supp.), as amended, including the Income Tax Regulations and the Income Tax Application Rules as amended from time to time applicable with respect thereto. Any reference herein to a particular provision of the INCOME TAX ACT shall include a reference to that provision as it may be renumbered or amended from time to time. Where there are proposals for amendments to the INCOME TAX ACT which have not been enacted into law or proclaimed into force on or before the date on which such proposals are to become effective, the Trustee may take such proposals into consideration and apply the provisions hereof as if such proposals had been enacted into law and proclaimed into force.

1.04     INTERPRETATION

         In this Indenture, unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular number only shall include the plural, and vice-versa, and words importing the masculine gender shall include the feminine and neuter genders. Where the word "INCLUDING" or "INCLUDES" is used in this Indenture, it means "including without limitation" or "includes without limitation", respectively.

1.05     HEADINGS FOR REFERENCE ONLY

         The division of this Indenture into Articles and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.06     DAY NOT A BUSINESS DAY

         Except as otherwise set forth herein, in the event that any day on or before which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day. This section is not applicable to Sections 5.01, 5.02, 5.03, 5.04, 5.05 and 5.08 (and to defined terms used in such sections) and the definition of Distribution Record Date.

1.07     TIME OF THE ESSENCE

         Time shall be of the essence in this Indenture.

1.08     GOVERNING LAW

         This Indenture and the Trust Unit Certificates shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as Alberta contracts. The parties hereto do hereby irrevocably submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Alberta.

                                   ARTICLE 2
                              DECLARATION OF TRUST

2.01     TRUST AGREEMENT

         The Trustee hereby declares that it agrees to, and agrees with ERC and the Corporation that it will, hold the Trust Fund in trust for the use and benefit of the Unitholders, their successors, permitted assigns and personal representatives upon the trusts and subject to the terms and conditions hereinafter declared and set forth.

2.02     INITIAL CONTRIBUTION

         ERC has paid the Initial Contribution to the Trustee for the purpose of settling the Fund. On August 6, 1986, the Fund purchased the Initial Unit from ERC, and ERC sold the Initial Unit to the Fund, for a purchase price of ten dollars in lawful money of Canada and, upon the completion of such purchase and sale, the Initial Unit was cancelled and was no longer outstanding for any purpose of this Indenture.

2.03     NAME OF FUND

         The Fund shall be known and designated as "Enerplus Resources Fund" and, whenever lawful and convenient, the property of the Fund shall be held and the affairs of the Fund shall be conducted and transacted under that name.

2.04     USE OF NAME

         If the Trustee or the Corporation determines that the use of the name "Enerplus Resources Fund" is not practicable, legal or convenient, it may use such other designation or it may adopt such other name for the Fund as it deems appropriate and the Fund may hold property and conduct its activities under such other designation or name.

2.05     HEAD OFFICE

         The head office of the Fund hereby created shall be located at The Dome Tower, Suite 3000, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1 or at such other place or places as the Trustee may from time to time designate.

2.06     NATURE OF THE FUND

         The Fund is an unincorporated investment trust, established for the purposes specified in Section 4.01 hereof. The Fund is not and is not intended to be, shall not be deemed to be and shall not be treated as a general partnership, limited partnership, syndicate, association, joint venture, company, corporation or joint stock company, nor shall the Trustee or the Unitholders or any of them or any person be, or be deemed to be, treated in any way whatsoever liable or responsible hereunder as partners, or joint venturers. The Trustee shall not be, or be deemed to be, an agent of the Unitholders. The relationship of the Unitholders to the Trustee shall be solely that of beneficiaries of the Fund and their rights shall be limited to those conferred upon them by this Indenture.

2.07     LEGAL OWNERSHIP OF ASSETS OF THE FUND

         The legal ownership of the assets of the Fund is vested exclusively in the Trustee, and the right to conduct the business of the Fund is, subject to the Indenture Conferred Duties to be conducted by the Corporation, vested exclusively in the Trustee, and the Unitholders shall have no interest therein other than the beneficial interest in the Trust Fund conferred by their Trust Units issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust Fund or any of the assets of the Fund, except as specifically provided herein. The Trust Units shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Indenture. No Unitholder has or is deemed to have any right of ownership in any of the assets of the Fund. This Indenture shall be binding upon all persons who become Unitholders from time to time, and upon becoming a Unitholder, the Unitholder shall be deemed to agree to be bound, and shall be bound, by this Indenture.

2.08     LIABILITY OF UNITHOLDERS

         (a) No Unitholder, in its capacity as such, or annuitant under a plan of which a Unitholder acts as trustee or carrier, shall incur or be subject to any liability in contract or in tort or of any other kind whatsoever to any person in connection with the Trust Fund or the obligations or the affairs of the Fund or with respect to any act performed by the Trustee, the Corporation or by any other person pursuant to this Indenture or with respect to any act or omission of the Trustee, the Corporation or any other person in the performance or exercise, or purported performance or exercise, of any obligation, power, discretion or authority conferred upon the Trustee, the Corporation or such other person hereunder or with respect to any transaction entered into by the Trustee, the Corporation or by any other person pursuant to this Indenture. No Unitholder or annuitant shall be liable to indemnify the Trustee, the Corporation or any other person with respect to any such liability or liabilities incurred by the Trustee, the Corporation or by any such other person or persons or with respect to any taxes payable by the Trustee, the Corporation or any other person on behalf of or in connection with the Fund. To the extent that, notwithstanding the foregoing, any such liabilities are determined by a court of competent jurisdiction to be liabilities of the Unitholders and annuitants, such liabilities shall only be enforceable against, and shall be satisfied only out of, the Trust Fund to the extent of, in respect of any one Unitholder, such Unitholder's pro rata interest in the Trust Fund.

         (b) All reasonable efforts shall be made to ensure that every contract entered into by or on behalf of the Fund, whether by the Trustee, the Corporation or otherwise, shall (except as the Trustee may otherwise expressly agree in writing with respect to personal liability of the Trustee) include a provision substantially to the following effect:

                      "The parties hereto acknowledge that the [Trustee/Corporation] is entering into this agreement solely in its capacity as [Trustee/agent] on behalf of the Fund and the obligations of the Fund hereunder shall not be
                      personally   binding   upon   the   Trustee,
                      the Corporation or any of the Unitholders of the Fund or any annuitant under a plan of which a Unitholder is a trustee or carrier (an "annuitant") and that any recourse against the Fund, the Trustee, the Corporation or any Unitholder or annuitant in any manner in respect of any indebtedness, obligation or liability of the Fund arising hereunder or arising in connection herewith or from the matters to which this agreement relates, if any, including without limitation claims based on negligence or otherwise tortious behaviour, shall be limited to, and satisfied only out of, the Trust Fund as defined in the Amended and Restated Trust Indenture dated as of January 1, 2004, as amended."

                  The rights conferred by any such provision shall be held in trust and may be enforced by the Trustee or the Corporation, as applicable, for the benefit of the Trustee, the Corporation, Unitholders and annuitants. The omission of such a provision from any such written agreement shall not operate to impose personal liability on the Trustee, the Corporation or any Unitholder or annuitant.

         (c) If, contrary to the provisions of subsection 2.08(a), any Unitholder or annuitant shall be held personally liable in its capacity as such with respect to the matters described in subsection 2.08(a), such Unitholder or annuitant shall be entitled to indemnity and reimbursement out of the Trust Fund to the extent of such Unitholder's pro rata interest in the Fund's property and to the costs of any litigation or other proceedings in which such liability shall have been determined, including the reasonable fees and disbursements of counsel. The rights accruing to a Unitholder or annuitant under this subsection 2.08(c) shall not exclude any other rights to which such Unitholder or annuitant may be lawfully entitled, nor shall anything herein contained restrict the right of the Trustee to indemnify or reimburse a Unitholder or annuitant out of the Trust Fund in any appropriate situation even though not specifically provided herein, but, for greater certainty, the Trustee shall have no liability to reimburse Unitholders or annuitants for taxes assessed against them by reason of their ownership of Trust Units, nor for any losses suffered by reason of changes in the market value of investments forming part of the Trust Fund.

                                   ARTICLE 3
                              ISSUE OF TRUST UNITS

3.01     TRUST UNITS

         The beneficial interests in the trust shall be divided into interests of one class, described and designated as "Trust Units", which shall be entitled to the rights and subject to the limitations, restrictions and conditions set out herein.

3.02     LIMIT OF ISSUE

         The aggregate number of Trust Units which may be authorized and issued hereunder is unlimited.

3.03     TERMS OF TRUST UNITS

         (a) The Corporation may from time to time authorize the issue of Trust Units on such terms and conditions, at such times and to such persons and for such consideration as such directors may determine. Whenever any additional Trust Units shall have been authorized as aforesaid, the same may be from time to time executed by the Corporation on behalf of the Fund, and shall be certified by or on behalf of a Transfer Agent and delivered by it to, or to the order of, the Corporation upon receipt and deposit with such Transfer Agent of an order of the Corporation for the certification and delivery of such Trust Units.

         (b) No issued Trust Units shall be subdivided or consolidated except with the approval by Extraordinary Resolution.

3.04     RANKING OF TRUST UNITS

         Each Trust Unit represents an equal fractional undivided beneficial interest in the Trust Fund. All Trust Units outstanding from time to time shall be entitled to a pro rata share in any distributions by the Fund and, in the event of termination of the Fund. All Trust Units shall rank among themselves equally and rateably without discrimination, preference or priority whatever may be the actual date or terms of issue of the same respectively.

3.05     TRUST UNITS NON-ASSESSABLE

         No Trust Units shall be issued other than as fully paid and non-assessable provided, however, that Trust Units may be issued and sold on an instalment receipt basis, and in such case the Fund may take a security interest in any Trust Units so issued as security for unpaid instalments. No person shall be entitled, as a matter of right, to subscribe for or purchase any Trust Unit. There are no pre-emptive rights attaching to the Trust Units.

3.06     FRACTIONAL TRUST UNITS

         Fractions of Trust Units may be issued, provided that no Trust Unit Certificate evidencing any fraction of a Trust Unit will be issued. A Unitholder shall be entitled to receive all distributions and payments provided for hereunder in respect of any fraction of a Trust Unit held, but shall not be entitled to exercise voting rights in respect of any such fraction of a Trust Unit.

3.07     TRANSFERABILITY OF TRUST UNITS

         The  Trust  Units  are  fully  transferable,   subject  to  applicable
securities laws.

3.08     ISSUANCE OF OTHER FUND SECURITIES

         (a) The Corporation may from time to time authorize the creation and issuance of Other Fund Securities on such terms and conditions, exercisable at such subscription price or prices and at such time or times as the Corporation may determine. Any Other Fund Securities so created may be issued for no consideration or for such consideration as the Corporation may determine. An Other Fund Security shall not be a Trust Unit and a holder thereof shall not be a Unitholder. The aggregate number of Other Fund Securities which may be authorized and issued hereunder is unlimited.

         (b)      For greater  certainty,  the  Corporation  may  authorize the creation and issuance of debentures, notes and other evidences of indebtedness of the Fund, which debentures, notes or other evidences of indebtedness may be created and issued from time to time on such terms and conditions, to such persons and for such consideration as the Corporation may determine.

         (c) The Corporation may authorize the creation and issuance of Special Voting Rights entitling the holders thereof to attend at meetings of Unitholders (as set forth in Section 11.09) and to such number of votes at such meetings as may be prescribed by the Corporation. Except for the right to attend and vote at meetings of the Unitholders, the Special Voting Rights shall not confer upon the holders thereof any other rights, and for greater certainty, the holders of Special Voting Rights shall not be entitled to any distributions of any nature whatsoever from the Fund or have any beneficial interest in any assets of the trust on termination or winding-up of the Fund.

3.09     NON-RESIDENT OWNERSHIP CONSTRAINT

         (a) From time to time, the Corporation may determine that the number of Trust Units beneficially owned by non-residents of Canada (within the meaning of the INCOME TAX ACT) should be restricted to an amount (the "OWNERSHIP THRESHOLD") which the Corporation determines is necessary to ensure that the Fund is not being maintained primarily for the benefit of non-residents of Canada, and following any such determination, the Corporation shall immediately inform the Trustee and the Transfer Agents of this restriction. Following the determination of any Ownership Threshold by the Corporation, if the Corporation becomes aware that non-residents of Canada are the beneficial owners of a greater number of the Trust Units than the established Ownership Threshold, or that such a situation is imminent, the Corporation will advise the Trustee and the Transfer Agents and, the Corporation, on behalf of the Fund, shall make a public announcement thereof and:

                  (i) neither the Corporation, on behalf of the Fund, nor the Transfer Agents shall accept a subscription for Trust Units from or issue or register a transfer of Trust Units to a person unless (i) the person provides a declaration that the person is not a non-resident of Canada; or (ii) the person provides a declaration from the transferor that the transferor of the Trust Units is a non-resident of Canada; and

                  (ii) the Transfer Agents shall (upon receiving a direction from the Corporation and a suitable indemnity from the Fund) send a notice to non-resident holders of Trust Units, chosen in inverse order to the order of acquisition or registration or in such manner as the Corporation may consider equitable and practicable, requiring them to sell their Trust Units or a portion thereof within a specified period of not less than 60 days. If the Unitholders receiving such notice have not sold the specified number of Trust Units or provided the Corporation with satisfactory evidence that they are not non-residents of Canada within such period, the Corporation may on behalf of such Unitholders sell such Trust Units and, in the interim, shall suspend the voting and distribution rights attached to such Trust Units. Upon such sale the Unitholders thereby affected shall cease to be holders of Trust Units and their rights shall be limited to receiving the net proceeds of sale of such Trust Units.

                  The Corporation shall inform the Transfer Agents of the provisions of this subsection 3.09(a), and the Corporation or the Transfer Agents may require declarations as to the jurisdictions in which beneficial owners of Trust Units are resident in order to effect this subsection 3.09(a).

         (b) It is acknowledged that the Corporation will not be able to definitively determine the number and percentage of Trust Units held by non-residents of Canada. Accordingly, the Corporation may exercise its discretion in determining whether or not such Trust Units are held by non-residents of Canada, and any reasonable and BONA FIDE exercise by the Corporation of its discretion shall be binding for the purpose of this Section 3.09 and shall not subject any of the Trustee, the Transfer Agents or the Corporation or their respective directors, officers, employees or agents to any liability for any violation of the non-resident ownership restrictions which may occur during the term of the Fund.

         (c)      Notwithstanding   any  other  provision  of  this  Indenture,
                  non-residents of Canada shall not be entitled to vote in respect of any Extraordinary Resolution to amend this Section 3.09.

3.10     DISTRIBUTION REINVESTMENT AND UNIT PURCHASE PLAN

         Subject to any required regulatory approvals, the Corporation may, acting in its sole discretion and on behalf of the Fund, establish one or more distribution reinvestment plans, distribution reinvestment and Trust Unit purchase plans or Trust Unit option or incentive plans of the Fund at any time and from time to time.

                                   ARTICLE 4
                           INVESTMENTS OF TRUST FUND

4.01     PURPOSE OF THE FUND

         The Fund is a limited purpose Fund and is restricted to:

         (a)      investing in Investments;

         (b) disposing of any part of the Trust Fund, including any Investment; and

         (c) temporarily holding cash and investments for the purposes of paying the expenses and the liabilities of the Fund, making subsequent investments as contemplated by Section 4.02 hereof, making other investments as contemplated by Section
                  4.02 hereof, paying amounts payable by the Fund in connection with the redemption of any Trust Units or any repurchase of Trust Units contemplated by Section 6.08, and making distributions to Unitholders.

4.02     OTHER INVESTMENTS

         To the extent that any monies or other property received by the Fund or the Trustee are not to be immediately used by the Trustee for the purposes of the Fund as set forth herein, the Trustee is hereby authorized to retain any cash balance in the Fund in its deposit department or in the deposit department of an Affiliate of the Trustee without it or its Affiliates being liable to account for any profit to the Fund, the Corporation or any other person other than at a rate established from time to time by the Trustee or such Affiliate; or to invest such cash balances in short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province thereof or a Canadian chartered bank or trust company (which may include the Trustee or an Affiliate of the Trustee), provided that each such obligation is rated at least R1 (middle) by the Dominion Bond Rating Services Limited or an equivalent rating from CBRS Inc., the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine; provided that under no circumstances shall the Trustee purchase or authorize the purchase of any investment which would result in the Fund not being considered either a "unit trust" or a "mutual fund trust" for purposes of the INCOME TAX ACT at the time such investment was acquired or which would cause the Trust Units to be foreign property for the purposes of the INCOME TAX ACT.

                                   ARTICLE 5
                                 DISTRIBUTIONS

5.01     DETERMINATION OF NET INCOME OF THE FUND

         In this Article 5, the "NET INCOME OF THE FUND" for the period ending on a Distribution Record Date shall be the amount calculated, for the period commencing immediately following the preceding Distribution Record Date and ending on such Distribution Record Date, on the following basis:

         (a) amounts in respect of royalties (including the EnerMark Royalty and all payments to be received by the Fund from ERC in respect of ERC Royalty Units held by the Trustee on behalf of the Fund) shall be included in Net Income of the Fund on an accrual basis;

         (b) interest income shall be included in Net Income of the Fund on an accrual basis and shall accrue from day to day;

         (c) dividends on any securities held by the Fund shall be included in Net Income of the Fund when received;

         (d) such other amounts as may be determined from time to time by the Corporation in its sole discretion to be included in the Net Income of the Fund; and

         (e) all expenses and liabilities of the Fund which are due or accrued and which are chargeable to income shall be deducted in computing Net Income of the Fund.

         Items of income or expense not provided for above or in Section 5.03 shall be included in such calculation on such basis as may be considered appropriate by the Corporation.

5.02     NET INCOME OF THE FUND TO BECOME PAYABLE

         The Corporation, on behalf of the Fund and the Trustee, may, on or before any Distribution Record Date, declare payable to the Unitholders on that Distribution Record Date all or any part of the Net Income of the Fund for the period ending on that Distribution Record Date determined in accordance with
Section 5.01, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of issued and outstanding Trust Units of the Fund as of that Distribution Record Date. Each Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Unitholder on that Distribution Record Date and, subject to Section 5.07, shall be payable to each such Unitholder on that Distribution Record Date. Notwithstanding the foregoing, the amount of any Net Income of the Fund that is determined by the Corporation, on behalf of the Fund and the Trustee, to be required to be retained by the Fund in order to pay any liability of the Fund which has not been previously deducted in determining the Net Income of the Fund shall not be payable by the Fund to Unitholders.

5.03     NET REALIZED CAPITAL GAINS TO BECOME PAYABLE

         The Corporation, on behalf of the Fund and the Trustee, may, on or before any Distribution Record Date, declare payable to the Unitholders on that Distribution Record Date all or part of the Net Realized Capital Gains of the Fund to the extent not previously declared payable, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of issued and outstanding Trust Units of the Fund on that Distribution Record Date. Each Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Unitholder on that Distribution Record Date and, subject to Section 5.07, shall be payable to each such Unitholder on that Distribution Record Date.

5.04 NET INCOME AND NET REALIZED CAPITAL GAINS FOR INCOME TAX PURPOSES TO BECOME PAYABLE

         On December 31 of each fiscal year, an amount equal to the net income of the Fund for such fiscal year (excluding Net Realized Capital Gains) determined in accordance with the INCOME TAX ACT, other than paragraph 82(1)(b) thereof, to the extent not previously payable pursuant to Section 5.02 on any Distribution Record Date in the fiscal year (including December 31 of that fiscal year) to any Unitholder, shall be payable to Unitholders immediately prior to the end of that fiscal year, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of issued and outstanding Trust Units of the Fund as of the end of that year. Each Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Unitholder at the end of that year. Notwithstanding the foregoing, the amount of any Net Income of the Fund so determined for a fiscal year that is determined by the Corporation, on behalf of the Fund and Trustee, to be required to be retained by the Fund in order to pay any liability or obligation of the Fund which has not been previously deducted in determining the Net Income of the Fund in respect of that or any prior fiscal year shall not be payable by the Fund to Unitholders.

         On December 31 of each fiscal year, an amount equal to the Net Realized Capital Gains of the Fund, to the extent not previously payable pursuant to Section 5.03 on any Distribution Record Date or pursuant to this paragraph on any prior December 31, shall be payable to Unitholders immediately prior to the end of that fiscal year, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of issued and outstanding Trust Units of the Fund as of the end of that year. Each Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Unitholder at the end of that year.

5.05     OTHER AMOUNTS

         Any amounts not otherwise payable to Unitholders prior to the end of a particular fiscal year of the Fund pursuant to the provisions of Article 5 may be declared by the Corporation, on behalf of the Fund and the Trustee, to be payable to Unitholders in the same manner as provided for in Section 5.02.

5.06     ENFORCEMENT

         Each Unitholder shall have the right to enforce payment of any amount payable to the Unitholder under this Article 5 at the time the amount became payable unless a Distribution Payment Date is specified under Section 5.07 in respect of such amount payable, in which case the right to enforce payment shall arise at the later of the time the amount became payable and the applicable Distribution Payment Date specified under Section 5.07.

5.07     PAYMENT OF AMOUNTS PAYABLE

         Amounts payable to Unitholders pursuant to Sections 5.02, 5.03, 5.04 and 5.05 may be paid by the Fund on the Distribution Payment Date corresponding to the applicable Distribution Record Date. Subject to Section 5.08, distributions shall be paid in cash.

5.08     DISTRIBUTION OF ADDITIONAL TRUST UNITS

         Where after the last Distribution Record Date and on or before the next Distribution Record Date an amount or amounts of cash has or have been or is or are being paid under Section 6.03 in respect of Trust Units tendered for redemption, the distribution payable to Unitholders on such next Distribution Record Date shall include a distribution of additional Trust Units having a value equal to the aggregate of such amounts, in which case the amount of cash to be distributed on the distribution shall be reduced by the aggregate of such amounts. In addition, if on any Distribution Record Date the Fund does not have cash in an amount sufficient to pay the full distribution to be made on such Distribution Record Date in cash, the distribution payable to Unitholders on such Distribution Record Date may, at the option of the Corporation, on behalf of the Fund and the Trustee, include a distribution of additional Trust Units having a value equal to the cash shortfall, in which case the amount of cash to be distributed on the distribution shall be reduced by the amount of such cash shortfall. For the purposes of this Section 5.08, the value of additional Trust Units to be issued shall be determined using the closing trading price (or if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on the Distribution Record Date (or, if the Distribution Record Date is not a Business Day, on the last Business Day preceding the Distribution Record Date) on the principal stock exchange where the Trust Units are listed or, if not so listed, such other value as the Corporation shall determine.

5.09     CHARACTER OF DISTRIBUTION

         Distributions  or amounts  payable  to  Unitholders  pursuant  to this
Article 5 or Article 6 shall be deemed to be distributions of Net Income of the Fund, Net Realized Capital Gains, trust capital or other items in such amounts as the Corporation shall determine, in its sole discretion and on behalf of the Fund and the Trustee. For greater certainty, it is hereby declared that any distribution of Net Realized Capital Gains shall include the non-taxable portion of the capital gains of the Fund which are comprised in such distribution.

5.10     INCOME TAX OBLIGATIONS

         The Corporation, on behalf of the Fund and the Trustee, shall satisfy, perform and discharge all obligations and responsibilities of the Fund and the Trustee under the INCOME TAX ACT (including any obligations of the Fund under Part XIII of the said Act) and neither the Fund nor the Trustee shall be accountable or liable to any Unitholder by reason of any act or acts of the Corporation consistent with any such obligations or responsibilities.

5.11     INCOME TAX:  DESIGNATIONS

         Subject to Section 5.03 hereof and to the extent permitted by the INCOME TAX ACT, in filing the return of its income under Part I of the INCOME TAX ACT for each year, the Corporation, on behalf of the Fund and the Trustee, shall make such designations with respect to any amounts distributed or payable to Unitholders in the year as the Corporation, on behalf of the Fund and the Trustee, in its sole discretion shall deem to be reasonable and equitable, including designations with respect to any taxable capital gains realized and distributed to Unitholders by the Fund in the year, taxable dividends received by the Fund on shares of taxable Canadian corporations and payable to Unitholders in the year, and to any interest payable to Unitholders in the year.

5.12     INCOME TAX:  DEDUCTIONS

         The Corporation, on behalf of the Fund and the Trustee, shall claim the maximum deductions available to the Fund for the purposes of computing the Fund's income pursuant to the provisions of the INCOME TAX ACT, but the Corporation shall not claim any such deduction that if not so claimed would be available to the Fund in a subsequent year for the purpose of so computing its income to the extent that the effect thereof would be to create, or to increase the amount of, a loss or a capital loss of the Fund for the year pursuant to the INCOME TAX ACT.

5.13     WITHHOLDING TAXES

         The Trustee shall deduct or withhold from distributions payable to any Unitholder (including any amounts which the Corporation directs the Trustee to so deduct or withhold) all amounts required by law to be withheld from such distributions.

                                   ARTICLE 6
                           REDEMPTION OF TRUST UNITS

6.01     RIGHT OF REDEMPTION

         Each Unitholder shall be entitled to require the Fund to redeem at any time or from time to time at the demand of the Unitholder all or any part of the Trust Units registered in the name of the Unitholder at the prices determined and payable in accordance with the conditions hereinafter provided in this Article 6.

6.02     EXERCISE OF REDEMPTION RIGHT

         To  exercise a  Unitholder's  right to require  redemption  under this
Article 6, a duly completed and properly executed notice requiring the Fund to redeem Trust Units in a form approved by the Corporation, shall be sent to the Fund at the head office of the Fund, together with the Trust Unit Certificate or Trust Unit Certificates representing the Trust Units to be redeemed. No form or manner of completion or execution shall be sufficient unless the same is in all respects satisfactory to the Corporation and is accompanied by any further evidence that the Corporation may reasonably require with respect to the identity, capacity or authority of the person giving such notice.

         Upon receipt by the Fund of the notice to redeem Trust Units, the Unitholder shall thereafter cease to have any rights with respect to the Trust Units tendered for redemption (other than to receive the redemption payment therefor) including the right to receive any distributions thereon. Trust Units shall be considered to be tendered for redemption on the date that the Fund has, to the satisfaction of the Corporation, received the notice, Trust Unit Certificates and other required documents or evidence as aforesaid.

6.03     CALCULATION OF REDEMPTION PRICE BASED ON MARKET PRICE

         Subject to Section 6.06, upon receipt by the Fund of the notice to redeem Trust Units in accordance with Section 6.02, the holder of the Trust Units tendered for redemption shall be entitled to receive a price per Trust Unit (hereinafter called the "MARKET REDEMPTION PRICE") equal to the lesser of:

         (a) 85% of the "market price" of the Trust Units on the principal market on which the Trust Units are quoted for trading during the 10 day trading period commencing immediately after the date on which the Trust Units were tendered to the Fund for redemption; and

         (b) the "closing market price" on the principal market on which the Trust Units are quoted for trading, on the date that the Trust Units were so tendered for redemption.

         For the purposes of subsection 6.03(a), the "market price" shall be an amount equal to the simple average of the closing price of the Trust Units for each of the trading days on which there was a closing price; provided that if the applicable exchange or market does not provide a closing price but only provides the highest and lowest prices of the Trust Units traded on a particular day, the market price shall be an amount equal to the simple average of the average of the highest and lowest prices for each of the trading days on which there was a trade; and provided further that if there was trading on the applicable exchange or market for fewer than five of the 10 trading days, the market price shall be the simple average of the following prices established for each of the 10 trading days: (i) the average of the last bid and last ask prices for each day on which there was no trading; (ii) the closing price of the Trust Units for each day that there was trading if the exchange or market provides a closing price; and (iii) the average of the highest and lowest prices of the Trust Units for each day that there was trading, if the market provides only the highest and lowest prices of Trust Units traded on a particular day.

         For the purposes of subsection 6.03(b), the "closing market price" shall be: (i) an amount equal to the closing price of the Trust Units if there was a trade on the date; (ii) an amount equal to the average of the highest and lowest prices of Trust Units if there was trading and the exchange or other market provides only the highest and lowest prices of Trust Units traded on a particular day; or (iii) and the average of the last bid and last ask prices if there was no trading on the date.

6.04     CASH PAYMENT OF MARKET REDEMPTION PRICE

         Subject to Section 6.05, the Market Redemption Price payable in respect of the Trust Units tendered for redemption during any calendar month shall be paid by cheque, drawn on a Canadian chartered bank or a trust company in lawful money of Canada, payable at par to or to the order of the Unitholder who exercised the right of redemption on the last day of the calendar month following the month in which the Trust Units were tendered for redemption. Payments made by the Fund of the Market Redemption Price are conclusively deemed to have been made upon the mailing of a cheque in a postage pre-paid envelope addressed to the former Unitholder unless such cheque is dishonoured upon presentment. Upon such payment, the Fund shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed.

6.05     LIMITATION REGARDING CASH PAYMENT OF MARKET REDEMPTION PRICE

         Section 6.04 shall not be applicable to Trust Units tendered for redemption by a Unitholder if the total amount payable by the Fund pursuant to
Section 6.04 in respect of such Trust Units and all other Trust Units tendered for redemption in the same calendar month and in any preceding calendar month during the same year exceeds $500,000; provided that the Corporation may, in its sole discretion, waive such limitation in respect of any calendar month, and failing any such waiver, Trust Units tendered for redemption in any such calendar month will be redeemed for cash on a basis which is pro rata to the number of Trust Units tendered by any Unitholder. If this limitation is not so waived for such calendar month, the Market Redemption Price payable in respect of the Trust Units tendered for redemption in such calendar month shall be paid on the last day of the calendar month following such month by:

         (a) the Fund distributing Investments having an aggregate fair market value equal to the aggregate Market Redemption Price, or

         (b) the Fund issuing its own Fund promissory notes, (herein referred to as "REDEMPTION NOTES"); or

         (c)      any combination thereof in the discretion of the Fund.

         Upon such distribution of Investments or issuance of Redemption Notes, the Fund shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed. For greater certainty, the Fund shall be entitled to all interest accrued and unpaid on the Investments so distributed, where applicable, to and including the date upon which such Investments are required to be distributed.

6.06     CALCULATION OF REDEMPTION PRICE IN CERTAIN OTHER CIRCUMSTANCES

         Section 6.03 shall not be applicable to Trust Units tendered for redemption by a Unitholder, if:

         (a) at the time the Trust Units are tendered for redemption, the outstanding Trust Units of the Fund are not listed for trading on the Toronto Stock Exchange and are not traded or quoted on any other stock exchange or market which the Corporation considers, in its sole discretion, to provide representative fair market value prices for the Trust Units; and

         (b) the normal trading of the outstanding Trust Units of the Fund is suspended or halted on any stock exchange on which the Trust Units are listed for trading or, if not so listed, on any market on which the Trust Units are quoted for trading, on the date that such Trust Units tendered for redemption were tendered to the Fund for redemption or for more than five trading days during the 10 day trading period commencing immediately after the date on which such Trust Units tendered for redemption were tendered to the Fund for redemption, and in either such case, such Unitholder shall, instead of the Market Redemption Price, be entitled to receive a price per Trust Unit (herein referred to as the "APPRAISED REDEMPTION PRICE") equal to 85% of the fair market value thereof as determined by the Corporation as at the date upon such Trust Units were tendered for redemption. The Appraised Redemption Price payable in respect of Trust Units tendered for redemption in any calendar month shall be paid on the last day of the third calendar month following the month in which such Trust Units were tendered for redemption, by at the option of the
Fund:

         (c) cash payment, in which case the provisions of Section 6.04 shall apply MUTATIS MUTANDIS; or

         (d) in the manner provided for in Section 6.05, in which case the provisions of Section 6.05 shall apply MUTATIS MUTANDIS.

6.07     CANCELLATION OF CERTIFICATES FOR ALL REDEEMED TRUST UNITS

         All certificates representing Trust Units which are redeemed under this Article 6 shall be cancelled and such Trust Units shall no longer be outstanding and shall not be reissued.

6.08     PURCHASE FOR CANCELLATION

         The Fund may from time to time purchase for cancellation some or all of the Trust Units in the market or upon any recognized stock exchange on which such Trust Units are traded or pursuant to tenders received by the Fund upon request for tenders addressed to all holders of record of Trust Units, at the lowest price at which, in the opinion of the Corporation, such Trust Units are obtainable, plus reasonable costs of purchase, provided the Fund has sufficient funds to satisfy its obligations under Article 5 and Article 6 hereof after making such purchase.

6.09     RETRACTION OF SPECIAL VOTING RIGHTS

         At such time as no Exchangeable Securities (other than Exchangeable Securities owned by the Fund and its Affiliates) relating to Special Voting Rights are outstanding, and no shares of stock, debt, options or other securities or agreements which could give rise to the issuance of any such Exchangeable Securities to any person (other than the Fund and its Affiliates) exist, the applicable Special Voting Right shall automatically be redeemed by the Fund and cancelled. Upon any such redemption or other purchase or acquisition of a Special Voting Right by the Fund, such Special Voting Right shall be deemed retired and cancelled and may not be reissued.

6.10     WITHHOLDING BY THE FUND

         The Trustee may deduct or withhold from all payments or other distributions payable to any Unitholder pursuant to this Article 6 (including any amounts which the Corporation directs the Trustee to so deduct or withhold) all amounts required by law to be so withheld.

                                   ARTICLE 7
                APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

7.01     TRUSTEE'S TERM OF OFFICE

         Subject to Sections 7.02 and 7.03, CIBC Mellon Trust Company is hereby appointed for an initial term of office which shall expire immediately after the adjournment of the second annual meeting of Unitholders. At such meeting, the Trustee shall either be reappointed for a further term of two years, or such meeting shall resolve that a successor to the Trustee shall be appointed for a term of two years. Thereafter, a decision to reappoint, or to appoint a successor to, a Trustee shall be made at each second annual meeting of Unitholders following any reappointment or appointment of a Trustee, with such appointment being effective immediately after the adjournment of the meeting at which such appointment or reappointment is made. Any such reappointment or appointment shall be made either by an Ordinary Resolution at such meeting of Unitholders or shall be made in the manner set out in Sections 7.04 and 7.05. Notwithstanding the foregoing, if a Trustee is not reappointed at the meeting of Unitholders held immediately before the term of office of such Trustee expires and if no successor to such Trustee is appointed at that meeting, such Trustee shall continue to hold the office of Trustee under this Indenture until a successor has been appointed under Section 7.04 or 7.05.

7.02     RESIGNATION OF TRUSTEE

         The Trustee may resign from the office of Trustee hereunder on giving not less than 60 days' notice in writing delivered to the Corporation but no such resignation shall be effective until the appointment of, and acceptance of such appointment by, a new Trustee in the place of the resigning Trustee.

7.03     REMOVAL OF TRUSTEE

         The Trustee shall be removed by notice in writing delivered by the Corporation to the Trustee in the event that, at any time, the Trustee shall no longer satisfy all of the requirements in Section 7.06 or shall be declared bankrupt or insolvent or shall enter into liquidation, whether compulsory or voluntary, and not being merely a voluntary liquidation for the purposes of amalgamation or reconstruction, or if the assets of the Trustee shall otherwise become liable to seizure or confiscation by any public or governmental authority or if the Trustee shall otherwise become incapable of performing its responsibilities under this Indenture. The Trustee may be removed at any time for any other reason if such removal of the Trustee is approved by an Extraordinary Resolution at a meeting duly called for that purpose. No decision to remove a Trustee under this Section 7.03 shall become effective until the appointment of, and acceptance of such appointment by, a new Trustee under
Section 7.04 in the place of the Trustee to be removed.

7.04     APPOINTMENT OF SUCCESSOR TO TRUSTEE

         (a) The Corporation may appoint a successor to any Trustee who has been removed by the Corporation under Section 7.03. In the event of any removal of or resignation of a Trustee, the Corporation shall promptly appoint a successor or promptly recommend a successor for appointment by Unitholders.

         (b) A successor to a Trustee whose term of office has expired and who has not been reappointed under Section 7.01, who has resigned under Section 7.02 or who has been removed at a meeting of Unitholders under Section 7.03 may be appointed by an Ordinary Resolution at a meeting of Unitholders duly called for that purpose.

         (c)      When a  successor  to a  Trustee  has  been  appointed  under
                  Section 7.04(a) or under Section 7.04(b) in consequence of the resignation or the removal of the Trustee, the successor to such Trustee shall hold office only for the balance of the term of office of such Trustee.

7.05     FAILURE TO APPOINT SUCCESSOR

         In the event that no successor to a Trustee whose term of office has expired, who has delivered a notice of resignation in accordance with Section 7.02, or who has received notice of removal in accordance with Section 7.03, has accepted an appointment under Section 7.01 or 7.04 within 60 days after the expiration of such term or the delivery of such notice, the Trustee or the Corporation may apply to a court of competent jurisdiction for the appointment of a successor to the Trustee to hold office for the term referred to in
Section 7.01 or 7.04, as the case may be. The appointment of such successor by such court shall not require the approval of Unitholders.

7.06     QUALIFICATIONS OF TRUSTEE

         The Trustee and any  successor  to the  Trustee  appointed  under this
Article 7 shall be a corporation incorporated under the laws of Canada or of a province thereof. Such corporation must at all times, when it is the Trustee, be registered under the laws of the Province of Alberta to carry on the business of a trust company, must not be an Affiliate of the Corporation and must have undertaken in writing to discharge all of the obligations and responsibilities of the Trustee under this Indenture.

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

8.01     GENERAL POWERS OF THE TRUSTEE

         The Trustee, subject only to the specific limitations and grant of powers to the Corporation contained in this Indenture, shall have, without further or other action or consent, and free from any power of control on the part of the Unitholders, full, absolute and exclusive power, control and authority over the Trust Fund and over the affairs of the Fund to the same extent as if the Trustee were the sole and absolute beneficial owner of the Trust Fund in its own right, to do all such acts and things as in its sole judgement and discretion are necessary or incidental to, or desirable for, carrying out the trust created hereunder.

         In construing the provisions of this Indenture, presumption shall be in favour of the granted powers and authority to the Trustee. The enumeration of any specific power or authority herein (including pursuant to Section 8.02) shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein on the Trustee.

8.02     SPECIFIC POWERS AND AUTHORITIES

         Subject only to the express limitations contained in this Indenture and in addition to any powers and authorities conferred by this Indenture or which the Trustee may have by virtue of any present or future statute or rule of law, but subject to Section 8.03, any other express limitations contained in this Indenture and in addition to the grant of powers and authorities to the Corporation in this Indenture (including pursuant to Article 9), the Trustee, without any action or consent by the Unitholders, shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by it in its sole judgment and discretion and in such manner and upon such terms and conditions as it may from time to time deem proper:

         (a) to temporarily hold cash and investments for the purposes set forth in subsection 4.01(c) and to invest funds of the Fund as set forth in Article 4;

         (b)      to   maintain   records  and   provide   timely   reports  to
                  Unitholders;

         (c) to effect payment of distributions to Unitholders, payments to other securityholders of the Fund (as applicable), and payments of any amounts required in connection with the redemption of Trust Units pursuant to Article 6;

         (d) to act as agent for the reinvestment of payments received by the Fund pursuant to Section 5.01 and as agent for all cash payments received by the Fund for the purchase of additional Trust Units in accordance with the terms and conditions of any distribution reinvestment and Trust Unit purchase plan of the Fund;

         (e) to open, operate and close accounts (whether interest-bearing or not) with banks, trust companies or other depositories or financial institutions (including the Trustee or an Affiliate thereof), and to deposit funds of the Fund in such accounts, the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine;

         (f) to pay out of the Trust Fund all reasonable fees, costs and expenses incurred in the administration of the Fund;

         (g) to possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any securities or assets of the Fund to the same extent that an individual might, unless otherwise limited herein (including pursuant to Section 8.03), and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary power;

         (h) to borrow, incur indebtedness, give any guarantee or enter into any subordination agreement on behalf of the Fund or any other person, or to charge, pledge, hypothecate or grant any security interest, mortgage or encumbrance over or with respect to all or any of the Trust Fund or to subordinate the interests of the Fund in the Trust Fund to any other person;

         (i) to obtain or render services for or on behalf of the Fund necessary or desirable to carry out the purposes of the Fund, and where reasonably required, to engage or employ any persons as administrators, agents, representatives, employees, independent contractors or other advisors or any Expert in one or more capacities;

         (j) except as prohibited by applicable law or in this Indenture, to delegate any of the powers and duties of the Trustee to any one or more administrators, agents, representatives, officers, employees, independent contractors or other persons, including to the Corporation as provided in this Indenture, without liability to the Trustee and without regard as to whether such authority is normally granted or delegated by trustees;

         (k) to appear and respond to all orders issued by a court, arbitral body or administrative authority or claims made by another person, to collect, sue for and receive all sums of money coming due to the Fund, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands or other litigation relating to the Fund, the assets of the Fund or the Fund's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding the arbitration, adjudication or settlement thereof;

         (l) to arrange for insurance contracts and policies insuring the Fund and the assets of the Fund against any and all risks and insuring the Fund and/or any or all of the Trustee or the Unitholders against any and all claims and liabilities of any nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Fund or by the Trustee or Unitholders and to perform all of the obligations of the Fund under such insurance policies and contracts;

         (m) to own the Trust Fund, and to cause legal title to any of the assets of the Fund to be held by and/or in the name of the Trustee, or except as prohibited by law, by and/or in the name of the Fund or any other person, on such terms, in such manner, with, such powers in such person as the Trustee may determine and with or without disclosure that the Fund or Trustee is interested therein, provided however that should legal title to any of the assets of the Fund be held by and/or in the name of any person or persons other than the Trustee or the Fund, the Trustee shall require such person or persons to execute a trust agreement acknowledging that legal title to such assets is held in trust for the benefit of the Fund;

         (n) to use its best efforts to ensure that the Fund maintains its status as a "unit trust" and a "mutual fund trust" under the INCOME TAX ACT;

         (o) subject to Section 9.07, to make, execute, acknowledge and deliver, from time to time, as Trustee on behalf of the Fund, any and all agreements, deeds, contracts, waivers, releases or other documents or instruments in writing (including the Material Contracts) necessary or proper for the accomplishment of any of the powers herein granted, and any of such documents in writing so signed shall be binding upon the Fund without further authorization or formality;

         (p) to supervise the activities and manage the investments and affairs of the Fund;

         (q) to form, acquire, invest in, make loans to or enter into royalty or other agreements with any subsidiary (either direct or indirect) of the Fund (including to subscribe for additional Shares, Notes or ERC Royalty Units);

         (r) to obtain, renew or extend, or participate in obtaining or in the renewal or extension of, any security of the Fund or of the Corporation, ERC or any other entity acquired directly or indirectly by the Fund, or any royalty acquired from the Corporation, ERC or any other entity acquired, directly or indirectly, by the Fund, upon such terms as may be deemed advisable, and to agree to any other modification or change in the terms of any such security or royalty, in any manner and to any extent that it may be deemed advisable; to waive any default whether in performance of any covenant or condition of any such security or royalty, or to enforce the rights in respect of any such default in such manner and to such extent that it may be deemed advisable; and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies with respect to any such security or royalty; and

         (s) to do all such other acts and things as are incidental to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Fund, to promote any of the purposes for which the Fund is formed and to carry out the provisions of this Indenture.

8.03     RESTRICTIONS ON THE TRUSTEE'S AND THE CORPORATION'S POWERS

         Notwithstanding any provisions hereof, and in addition to any other provisions set forth herein requiring the approval of Unitholders in respect to certain matters, or as a condition precedent to taking certain actions, it is agreed that:

         (a) neither the Trustee nor the Corporation shall, without the approval of the Unitholders by Ordinary Resolution, take any of the following actions:

                  (i) vote the EnerMark Shares to appoint, remove or replace the directors of the Corporation, subject to and except as contemplated in subsection 11.01(b); or

                  (ii) except to fill a vacancy in the office of Auditors in accordance with Section 16.05, appoint or change the Auditors;

                  and the Trustee (or the Corporation on behalf of the Trustee) shall seek such approval in connection with any such matter or proposed matters;

         (b) neither the Trustee nor the Corporation shall, without the approval of the Unitholders by Extraordinary Resolution, take any of the following actions:

                  (i)      amend this Indenture  except as permitted in Article
                           10;

                  (ii) sell, assign, lease, exchange or otherwise dispose of, or agree to sell, assign, lease, exchange or otherwise dispose of, all or substantially all of the property and assets of the Fund, other than (A) in conjunction with an internal reorganization of the direct or indirect assets of the Fund as a result of which the Fund has the same interest, whether direct or indirect, in the property and assets as the interest, whether direct or indirect, that it had prior to the reorganization, or (B) pursuant to a pledge in accordance with Section 8.02(h);

                  (iii) authorize the termination, liquidation or winding up of the Fund, other than in the circumstances set forth in Section 13.01; or

                  (iv) authorize the combination, merger or similar transaction between the Fund and any other person that is not an Affiliate or Associate of the Fund, except in connection with an internal reorganization of the Fund and its Affiliates (but for greater certainty, a take-over bid by or on behalf of the Fund, an acquisition by or on behalf of the Fund by way of plan of arrangement or the acquisition by the Fund of all or substantially all of the assets of another person shall not be subject to the approval of the Unitholders);

                  and the Trustee (or the Corporation on behalf of the Trustee) shall seek such approval in connection with any such matter or proposed matters; and

         (c) neither the Trustee nor the Corporation shall sell, assign or otherwise dispose of any Investments or other portion of the Trust Fund or acquire any securities or property or take, or fail to take, any actions, which would result in the Fund not qualifying as a "mutual fund trust" under the INCOME TAX ACT.

8.04     BANKING

         The banking business of the Fund, or any part thereof, shall be transacted with such financial institution (including the Trustee or an Affiliate thereof) or other person carrying on a financial services business as the Trustee or the Corporation may designate, appoint or authorize from time to time and all such financial services business, or any part thereof, shall be transacted on the Fund's behalf by such one or more officers of the Trustee or the Corporation and/or other persons as the Trustee or the Corporation may designate, appoint or authorize from time to time including the operation of the Fund's accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, bankers' acceptances, bills of exchange, letters of credit and orders for the payment of money; the giving of receipts for and orders relating to any property of the Fund; the execution of any agreement relating to any property of the Fund; the execution of any agreement relating to any such financial services business and defining the rights and powers of the parties hereto; and the authorizing of any officer of such financial institution, or any trustee or agent thereof to do any act or thing on the Fund's behalf to facilitate such banking business.

8.05     STANDARD OF CARE

         The Trustee shall exercise its powers and carry out its functions hereunder as Trustee honestly, in good faith and in the best interests of the Fund and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Unless otherwise required by law, the Trustee shall not be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustee, in its capacity as trustee, shall not be required to devote its entire time to the business and affairs of the Fund. The Trustee may act and rely and shall be protected in acting in good faith on the opinion or advice of or information obtained from any agent or other Expert or advisor, whether retained or employed by the Fund, the Corporation or the Trustee, in relation to any matter arising in the performance of its duties under the Trust Indenture, provided that, the Trustee complied with the standard of care prescribed in this Section 8.05 in retaining or employing such person.

         For greater certainty, to the extent that the performance of certain duties and activities has been granted or allocated to the Corporation in this Indenture, or that the Trustee has delegated the performance of certain duties and activities to the Corporation in accordance with Article 9 hereof or to the extent that the Trustee has relied on the Corporation in carrying out its duties and activities, the Trustee shall be deemed to have satisfied the aforesaid standard of care.

8.06     FEES AND EXPENSES

         The Trustee shall be entitled to receive from the Fund such fees as may be agreed upon in writing from time to time by the Corporation, on behalf of the Fund, and the Trustee and shall be entitled to reimbursement from the Fund for any of its expenses incurred in acting as Trustee. Such fees or reimbursement amounts shall be paid from the Trust Fund, and if the Fund does not pay such fees or reimbursement amounts within the agreed time period then the Corporation shall forthwith pay such fees or reimbursement amounts to the Trustee on behalf of the Fund. If the Trustee is affiliated with the Corporation, the Trustee shall not be entitled to receive any fees for its services as Trustee and shall not be entitled to reimbursement from the Fund of any of its expenses incurred in acting as Trustee. The Fund may pay or cause to be paid reasonable expenses incurred in connection with the administration and management of the Fund, including fees of auditors, lawyers, appraisers and other agents, consultants and professional advisers employed by or on behalf of the Fund and the cost of reporting or giving notices to Unitholders. The Fund may pay or cause to be paid brokerage commissions at prevailing rates in respect of the acquisition and disposition of any securities acquired or disposed of by the Fund to brokers, including Affiliates of the Trustee.

8.07     LIMITATIONS ON LIABILITY OF TRUSTEE

         The Trustee, its directors, officers, employees, shareholders and agents shall not be liable to any Unitholder or any other Person, in tort, contract or otherwise, in connection with any matter pertaining to the Fund and the Trust Fund, arising from the exercise by the Trustee of any powers, authorities or discretion conferred under this Indenture, including:

         (a) any action taken in good faith in reliance on any documents that are, PRIMA FACIE, properly executed;

         (b) any depreciation of, or loss to, the Trust Fund incurred by reason of the sale of any security or asset;

         (c)      the disposition of monies or securities;

         (d) any inaccuracy in any evaluation or advice provided by the Corporation, any Expert or any administrator, agent, representative, employee, independent contractor or any other advisor or any reliance on any such evaluation or advice; or

         (e) any action or failure to act of the Corporation (including anything done or permitted to be done pursuant to, or any error or omission relating to, the Indenture Conferred Duties or any material contracts of the Fund, or the act of agreeing to the conferring upon, granting, allocating and delegating the Indenture Conferred Duties to the Corporation in accordance with the terms of this Indenture) or any other person to whom the Trustee has, with the consent of the Corporation, delegated any of its duties hereunder or, any other action or failure to act (including the failure to compel in any way any former trustee to redress any breach of trust or any failure by the Corporation to perform its duties under this Indenture or any Material Contract), except in cases of the Trustee's wilful misfeasance, bad faith, negligence or disregard of its obligations and duties or for a breach of its duties and responsibilities and its standard of care, diligence and skill as set out in
Section 8.05. If the Trustee has retained an appropriate Expert or administrator, agent, representative, employee, independent contractor or other advisor with respect to any matter connected with its duties under this Indenture, the Trustee may act or refuse to act based on the advice of such Expert or advisor and, notwithstanding any provision of this Indenture, including the standard of care, diligence and skill set out in Section 8.05 hereof, the Trustee shall not be liable for and shall be fully protected from any loss or liability occasioned by any action or refusal to act based on the advice of any such Expert or advisor. In the exercise of the powers, authorities or discretion conferred upon the Trustee under this Indenture, the Trustee is and shall be conclusively deemed to be acting as Trustee of the assets and property of the Fund and shall not be subject to any personal liability for any debts, liabilities, claims, demands, judgments, costs, charges or expenses against or with respect to the Fund, the Trust Fund or the Unitholders except as provided herein. The Trustee shall have no liability or responsibility arising under any other agreement to which it is not a party.

8.08     INDEMNIFICATION OF TRUSTEE

         The Trustee and each of its directors, officers, employees, shareholders and agents and their respective successors and assigns shall be entitled to be indemnified and reimbursed, jointly and severally, by EnerMark, ERC and out of the Trust Fund, in respect of any (a) costs, charges, taxes, penalties or interest in respect of unpaid taxes or other governmental charges, expenses and liabilities imposed upon the Trustee in consequence of its performance of its duties hereunder; (b) any liability and all costs, charges and expenses sustained or incurred in respect of any action, suit or proceeding that is proposed or commenced against the Trustee or against such director, officer, employee, shareholder or agent, as the case may be, for or in respect of anything done or permitted to be done in respect of the Fund and the execution of all duties, responsibilities, powers and authorities pertaining thereto; unless any of the foregoing arises out of the Trustee's or such director's, officer's, employee's, shareholder's or agent's breach of the standard of care, diligence and skill required of the Trustee under Section
8.05. No Unitholder shall be personally liable to any person with respect to any claim for such indemnity or reimbursement as aforesaid.

8.09     ENVIRONMENTAL INDEMNITY

         Each of the Fund, EnerMark and ERC, jointly and severally, is liable to and shall indemnify and save harmless the Trustee and each of its directors, officers, employees, shareholders, agents and their respective successors and assigns (collectively, the "INDEMNIFIED PARTIES") against any loss, expense, claim, liability or asserted liability (including strict liability and costs and expenses of abatement and remediation of spills or releases of contaminants and liabilities of the Indemnified Parties to third parties (including government agencies) in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage and including liabilities of the Indemnified Parties to third parties for the third parties' foreseeable and unforeseeable consequential damages) incurred as a result of:

         (a)      the operations of the Fund and its subsidiaries; or

         (b)      the exercise by the Trustee of any power or right hereunder,

and which result from or relate, directly or indirectly, to:

         (c) the presence or release or threatened presence or release of any contaminants, by any means or for any reason, on or in respect of the petroleum and natural gas properties, assets or operations of the Fund and its subsidiaries, whether or not such presence or release or threatened presence or release of the contaminants was under the control, care or management of the Fund, the Trustee, the Corporation or another owner or operator of such a property, asset or operation, including a previous owner or operator;

         (d) any contaminant present on or released from any property adjacent to or in the proximate area of the petroleum and natural gas properties, assets or operations of the Fund or its subsidiaries;

         (e) the breach or alleged breach of any federal, provincial or municipal environmental law, regulation, by-law, order, rule or permit by the Fund, the Trustee, the Corporation or another owner or operator of a petroleum and natural gas property, asset or operation of the Fund or its subsidiaries, including a previous owner or operator; or

         (f) any misrepresentation or omission of a known fact or condition made by the Corporation relating to any petroleum and natural gas property, asset or operation of the Fund or its subsidiaries.

         For the purposes of this Section 8.09, "LIABILITY" shall include (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants, (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damage and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified Party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party, and (iii) liability of the Indemnified Party for damage to or impairment of the environment. No Unitholder shall be personally liable to any person with respect to any claim for such indemnity or reimbursement as aforesaid.

8.10     CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATION TO ACT

         Any obligation, power or right of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and the Unitholders shall be conditional upon the Corporation or the Unitholders (as applicable) furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity (to the extent sufficient funds for such purpose are not available) reasonably satisfactory to the Fund to protect and hold harmless the Trustee against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is indemnified as aforesaid.

8.11     SURVIVAL OF INDEMNITIES

         The indemnities provided in Sections 8.08 and 8.09 shall survive the termination of this Indenture under Article 13 and the removal or resignation of the Trustee under Article 7.

8.12     DOCUMENTS, MONIES, ETC. HELD BY TRUSTEE

         Any securities, monies, documents of title or other instruments that may at any time be held by the Trustee under this Indenture may be placed in the deposit vaults of the Trustee or any chartered bank in Canada, including an Affiliate of the Trustee, or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held by the Trustee pending the application or withdrawal thereof under the provisions of this Indenture or otherwise may be deposited in the name of the Trustee in any Canadian chartered bank, including an Affiliate of the Trustee, at the rate of interest, if any, then current on similar deposits.

8.13     TRUSTEE HAVING KNOWLEDGE OF MATTERS

         The Trustee shall not be required to take notice or be deemed to have notice or "actual knowledge" of any matter hereunder unless the Trustee shall have received from the Corporation, a regulatory authority or a Unitholder a notice stating the matter in respect of which the Trustee should have notice or actual knowledge.

8.14     VALIDITY OF CERTIFICATES ETC.

         If at any time in the performance of its duties under this Indenture, it shall be necessary for the Trustee to receive, accept, act or rely upon any certificate, notice, request, waiver, consent, receipt, direction, affidavit or other paper, writing or document furnished to it and purporting to have been executed or issued by a Unitholder, the Corporation or their authorized officers or attorneys, the Trustee shall be entitled to rely and act upon the genuineness and authenticity of any such writing submitted to it. It shall not be necessary for the Trustee to ascertain whether or not the persons who have executed, signed or otherwise issued, authenticated or receipted such papers, writings or documents have authority so to do or that they are the same persons named therein or otherwise to pass upon any requirement of such papers, writings or documents that may be essential for their validity or effectiveness or upon the truth and acceptability of any information contained therein which the Trustee in good faith believes to be genuine.

8.15     TRUSTEE MAY HAVE OTHER INTERESTS

         Subject to applicable laws, and without affecting or limiting the duties and responsibilities or the limitations and indemnities provided in this Indenture, the Trustee is hereby expressly permitted to:

         (a) be an Associate or an Affiliate of a person from whom property and assets of the Fund has been or is to be purchased or sold;

         (b) be, or be an Associate or an Affiliate of, a person with whom the Fund contracts or deals with or which supplies services to the Fund;

         (c) acquire, hold and dispose of, other than from or to the Fund or the Corporation, either for its own account or the accounts of its customers, any property, real or personal, even if such property is of a character which could be held by the Fund and to exercise all rights of an owner of such property as if it were not a Trustee;

         (d) carry on its business as a trust company in the usual course while a Trustee, including the rendering of trustee or other services to other trusts and other persons for gain; and

         (e) derive direct or indirect benefit, profit or advantage from time to time as a result of dealing with the Fund or the relationships, matters, contracts, transactions, affiliations or other interests stated in this Section 8.15 and the Trustee shall not be liable to the Fund or any Unitholder for any such direct or indirect benefit, profit or advantage.

         Subject to applicable laws, none of the relationships, matters, contracts, transactions, affiliations or other interests permitted above shall be, or shall be deemed to be or to create, a material conflict of interest with the Trustee's duties hereunder.

                                   ARTICLE 9
                              DELEGATION OF POWERS

9.01     DELEGATION PERMITTED TO THE CORPORATION

         Except as expressly prohibited by law, the Trustee may grant or delegate separately to the Corporation such authority and such powers as the Trustee may in its sole discretion deem necessary or desirable to carry out and effect the actual administration of the duties of the Trustee under this Indenture, without regard to whether such authority is normally granted or delegated by trustees. In addition to those matters specifically granted, allocated or delegated to the Corporation in this Indenture, the Trustee may enter into any other contract with the Corporation relating to the Trustee's delegation of its duties hereunder to the Corporation, and pertaining to the Corporation's authority, term of appointment, compensation and any other matters deemed desirable by the Trustee.

9.02     RESPONSIBILITIES OF THE CORPORATION

         Notwithstanding the powers and responsibilities conferred upon the Trustee in this Indenture, the Corporation shall have broad discretion to be responsible for the general administration and management of the day-to-day affairs and operations of the Fund. Subject to and in accordance with the terms, conditions and limitations herein contained, and in addition to those other responsibilities, duties and obligations that are granted, allocated or delegated to the Corporation herein, the Corporation shall provide and perform, or procure from third parties, all general administrative and support services (other than those set forth in Section 9.03) as may be required or advisable, from time to time, in order to administer the business, affairs and operations of the Fund, including the following services:

         (a) the responsibility for any or all matters relating to an Offering including: (i) ensuring compliance with all applicable laws in connection with such Offering; (ii) all matters relating to the content and accuracy of the disclosure contained in any Offering Documents, or any management proxy circulars or continuous disclosure documents relating to an Offering or incorporated by reference into any Offering Document and, where required, the approval, certification and execution by the Corporation thereof on behalf of the Fund; and (iii) all matters concerning any underwriting or agency agreement providing for an Offering, including the execution by the Corporation of such agreement on behalf of the Fund;

         (b) to make or cause to be made application for the listing or quotation on any stock exchange or market of any Trust Units or Other Fund Securities, and to do all things which in the opinion of the Corporation may be necessary or desirable to effect or maintain such listing or listings or quotation;

         (c) the ability and responsibility to exercise from time to time any and all rights, powers and privileges in relation to all matters relating to any take-over bid, merger, amalgamation, arrangement, acquisition of all or substantially all of the assets of a person (including the Fund or the Corporation or any other direct or indirect subsidiary of the Fund), any process to maximize Unitholder value or any similar transaction or form of business combination (each of the foregoing  individually  referred  to  as  a  "TRANSACTION"), including (i) approving and implementing any unitholder rights protection plan either prior to or during the course of any Transaction; (ii) taking any legally permitted action either prior to or during the course of any Transaction, including prosecuting or defending any regulatory or court action in respect of any matters related to a Transaction;
                  (iii) the preparation, approval and execution on behalf of the Fund of any agreements, circulars or other documents in connection with any Transaction; (iv) consideration of the terms of, and make any recommendations to Unitholders regarding, any Transaction; and (v) making all determinations, entering all agreements, preparing all documents and taking all other actions with respect to any Transaction which it may determine to be necessary, expedient, desirable or advisable for the best interests of the Fund and the Unitholders, and so as to comply with all applicable laws;

         (d) the responsibility for all matters concerning the terms of, and the execution and amendment from time to time of, any of the Material Contracts, Notes (or any indenture relating thereto) or any other royalty agreements or other documents referred to in Section 9.07;

         (e) the voting of the Shares, ERC Royalty Units, Notes and any other Investments held by the Fund which carry voting rights (provided that the Corporation shall be subject to Section
                  8.03 and any other provision of this Indenture relating to the voting of such securities);

         (f) the responsibility for any borrowing, securing of credit or granting of security by the Fund, the subordination by the Fund of any of its interests in the Trust Fund and such other related matters as described in subsection 8.02(h), and the preparation, approval and execution of any documents in connection therewith;

         (g) the responsibility for the formation or acquisition of any subsidiaries of the Fund, any acquisitions made by the Fund or any subsidiary thereof, and any investments in, loans made to or royalty or other agreements entered into by the Fund with any subsidiary (direct or indirect) of the Fund;

         (h) calculating, collecting and keeping accounts of the payments paid or accruing to the Fund and effecting the distribution and payment of amounts from subsidiaries of the Fund to the Fund as soon as practicable in accordance with this Indenture (including the calculation and payment of Net Income of the Fund and Net Realized Capital Gains);

         (i) preparing, executing and filing all required tax returns and filings on behalf of the Fund within the time required under applicable laws;

         (j) providing advisory services with respect to, and coordination and administration of, the Fund's assets, including acquiring (or disposing of) any assets, property or investments on behalf of the Fund which may be acquired or owned by a "mutual fund trust" under the INCOME TAX ACT, and using its best efforts to ensure that the Fund maintains it status as a "unit trust" and a "mutual fund trust" under the INCOME TAX ACT;

         (k) determining conclusively the value of any or all of the Trust Fund from time to time and, in determining such value, considering such information and advice as the Corporation in its sole judgement may deem material and reliable;

         (l) making available, in performing its duties hereunder, the office space, equipment and staff including all accounting, secretarial, corporate and administrative services as may be reasonably necessary to perform its duties hereunder;

         (m) arranging such audit, accounting, legal, financial, insurance and other professional services as are required by the Fund (including the insurance and security bonds described in subsection 8.02(l)and Section 12.08 of this Indenture);

         (n)      providing investor relations services to the Fund;

         (o) allowing Unitholders to inspect, during normal business hours, and, upon payment of the reasonable reproduction costs, to receive photocopies of a listing of the registered holders of Trust Units;

         (p) to approve and, where applicable, sign the Fund's annual information forms, financial statements, reserves information and statements, material change reports and any other document or material that a board of directors of a reporting issuer may be required to approve under applicable securities laws or that may be included or incorporated by reference in a prospectus or similar document of the Fund;

         (q) to ensure compliance by the Fund with all applicable laws, including securities laws, and prepare and provide to Unitholders on a timely basis all information to which Unitholders are entitled hereunder, the ERC Royalty Indenture and under applicable laws, including quarterly and annual reports, notices, financial reports and tax information relating to the Fund;

         (r) to call and hold all annual and/or special meetings of Unitholders pursuant to Article 11 (including in respect of any Transaction), and to prepare, approve, sign and arrange for the distribution of all materials (including notices of meetings and information circulars) in respect thereof;

         (s) to compute, determine, approve and direct the Trustee to make distributions to Unitholders which are properly payable by the Fund and, in connection therewith, withhold (or direct the Trustee to withhold) all amounts required by applicable law, and make all such remittances and filings (or direct the Trustee to make all such remittances and filings) in connection with such withholdings;

         (t) to take all actions as the Trustee may request or which are necessary to effect the implementation and carrying out of the Trustee's powers and responsibilities described in
                  Section 8.02; and

         (u) to generally provide all other services and support as may be necessary, or as requested by the Trustee, for the administration of the Fund and which are not otherwise expressly granted, allocated or delegated to the Corporation under the terms of this Trust Indenture (including the foregoing subsections 9.02(a) to (t), excluding, however, any of those matters which are referred to in Section 9.03.

         The Corporation accepts such delegation and agrees that, in respect of such matters, it shall exercise its powers and carry out its functions in accordance with the standard of care described in Section 9.09.

9.03     SERVICES FOR WHICH THE CORPORATION IS NOT RESPONSIBLE

         Notwithstanding any provision herein contained, the right and obligation of the Corporation to perform or procure all general administrative and support services as may be required or advisable, from time to time, in order to administer the business, affairs and operations of the Fund (as more particularly set forth in Section 9.02) shall not be construed to derogate from the position of the Trustee, as the sole trustee of the Fund, holding the legal ownership of the Trust Fund in its name for the benefit of the Unitholders and, without limiting the foregoing, shall not be construed to include or be deemed to include the delegation by the Trustee of its rights, powers, authorities and duties to act on behalf of the Fund and be responsible for:

         (a)      making  the   distribution   of   payments   or  property  to
                  Unitholders;

         (b)      the Trustee's duties under Article 13 of this Indenture; and

         (c) any matters ancillary or incidental to any of those set forth in subsections 9.03(a)and (b) above.

9.04     COVENANTS OF THE CORPORATION

         The Corporation covenants and agrees that, in the performance of the Indenture Conferred Duties, it shall:

         (a) perform all such services at all times in compliance with applicable laws;

         (b) observe and perform or cause to be observed and performed on behalf of the Fund, in every material respect, the provisions of (i) all agreements from time to time entered into by the Fund in connection with its activities, and (ii) all applicable laws;

         (c) not commingle its own funds with any funds held by it on behalf of the Fund;

         (d) maintain proper books, records and documents in which complete, true and correct entries in conformity, in all material respects, with generally accepted accounting principles and all requirements of applicable laws will be made in respect of the performance of the Corporation's services under this Indenture, and all such books and records shall be maintained at the Corporation's head office in the Province of Alberta; and

         (e) upon reasonable prior notice by the Trustee to the Corporation, the Corporation shall make available to the Trustee and its authorized representatives, for examination during normal business hours on a business day, all books, records and documents required to be maintained under subsection 9.04(d), wherever maintained. In addition, the Corporation shall make available to the Trustee and its authorized representatives such financial and operating data and other information in respect of the performance of the Corporation's services under this Indenture as may be in existence and as the Trustee and its authorized representatives shall from time to time reasonably request, including for the purposes of conducting any audit in respect of expenses of the Fund or other matters necessary or advisable to be audited in order for the Trustee to conduct an audit of the financial affairs of the Fund. Any examination of records at the Corporation's head office shall be conducted in a manner which will not unduly interfere with the conduct of the business of the Corporation.

9.05     GRANT OF POWER AND AUTHORITY TO CORPORATION

         The Corporation is hereby granted, allocated and, where applicable, delegated full and absolute right, power and authority to undertake, perform and provide, for and on behalf of the Fund, all of the Indenture Conferred Duties and to take and do, for and on behalf of the Fund, in connection with the provision of all such Indenture Conferred Duties, all such actions and all such things which the Corporation deems appropriate, in its sole discretion, including the right, power and authority to retain and instruct such appropriate Experts or advisors to perform those duties and obligations granted to the Corporation which it is not qualified to perform, to execute and deliver contracts, leases, licenses, and other documents, instruments and agreements, to make all applications and filings, and to take such other actions as the Corporation considers appropriate, in the name of and on behalf of the Fund.

9.06     DETERMINATIONS OF THE CORPORATION BINDING

         All determinations of the Corporation which are made in good faith with respect to any Indenture Conferred Duties relating to the Fund, including whether any particular investment or disposition meets the requirements of this Indenture, shall be final and conclusive and shall be binding upon the Fund and all Unitholders (and, where the Unitholder is a registered retirement savings plan, registered retirement income fund, registered education savings plan, deferred profit sharing plan or registered pension fund or plan as defined in the INCOME TAX ACT, or such other fund or plan registered under the INCOME TAX ACT, upon past, present or future fund or plan beneficiaries and fund or plan holders), and Trust Units shall be issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

9.07     EXECUTION OF DOCUMENTS

         In carrying out the Indenture Conferred Duties, the Corporation may execute and deliver, in the name of and for and on behalf of the Fund, all agreements, certificates, deeds, instruments, waivers, releases or other documents pertaining to the Fund which the Corporation considers appropriate, in its sole discretion (including those described in subsection 8.02(o)), and in doing so the Corporation shall be deemed to be executing such instrument or document as agent of the Fund. Any such instrument or document shall be executed in the following manner:

         ENERPLUS RESOURCES FUND
         By EnerMark Inc.

         Per:     _________________________
                  Authorized Signatory

and provide for such signatures as may be required by applicable laws and the by-laws of the Corporation. If directed by the Corporation in writing, the Trustee shall execute any document or agreement on behalf of the Fund as the Corporation shall have authorized within the scope of any authority delegated to it hereunder.

9.08     EXPENSE REIMBURSEMENT

         The Corporation shall be reimbursed by the Fund for all costs and expenses reasonably incurred by the Corporation in carrying out the Corporation's obligations and duties hereunder in connection with the provision and performance of the Indenture Conferred Duties.

9.09     STANDARD OF CARE OF THE CORPORATION

         The Corporation shall discharge and perform the Indenture Conferred Duties honestly, in good faith and with a view to the best interests of the Fund and the Unitholders, and in connection therewith shall exercise the same degree of care, diligence and skill that a reasonably prudent person, having professional responsibilities of a similar nature to those hereunder, would exercise in comparable circumstances. The Corporation shall only be responsible for the Indenture Conferred Duties and the other duties and obligations expressly provided for in this Indenture and no other obligation or duty (fiduciary, as a trustee or otherwise) in respect to the Corporation shall be implied. No other standard of care, other than as set forth in this Section 9.09, shall apply or be implied in relation to the performance of the Indenture Conferred Duties.

9.10     RELIANCE BY CORPORATION

         In carrying out the Indenture Conferred Duties and its other duties hereunder, the Corporation and its delegates shall be entitled to rely on:

         (a) statements of fact of other persons who are considered by the Corporation, acting reasonably, to be knowledgeable of such facts; and

         (b) statements from, the opinion or advice of, or information from Experts or other advisors, provided that the Corporation exercised reasonable care and diligence in selecting such Expert or advisor to provide such statements, opinion, advice or information.

         The Corporation may, from time to time, employ such Experts or other advisors or third parties as may be necessary for the proper discharge of the Indenture Conferred Duties

9.11     SUB-DELEGATION BY TRUSTEE AND CORPORATION

         In respect to any delegation by the Trustee of any of its powers and authorities, as permitted hereunder, to any person whomsoever, the Trustee, in its absolute discretion, shall be permitted to authorize a delegate to further sub-delegate any such powers and authorities. Subject to and in accordance with the terms and conditions herein contained, the Corporation may delegate (by subcontract or otherwise) the performance of the Indenture Conferred Duties to any person without the prior written consent of the Trustee, provided that such delegation shall not relieve the Corporation of the responsibility for performance of the Indenture Conferred Duties.

9.12     LIABILITY OF TRUSTEE IN RESPECT OF CORPORATION'S OBLIGATIONS

         Notwithstanding anything herein contained (including Section 2.08), the Trustee shall have no liability or responsibility to the Fund, any Unitholder or other person for any act or omission of the Corporation (or sub-delegate thereof), whether pursuant to Indenture Conferred Duties or otherwise, and the Trustee, in agreeing to the granting and allocation of certain responsibilities to the Corporation herein and in delegating to and relying upon the Corporation, or any sub-delegate thereof, for the performance of the Indenture Conferred Duties on the terms set forth herein, shall be deemed to have complied with its standard of care as prescribed by Section 8.05 hereof or as otherwise prescribed by law or equity. Furthermore, in entering into the applicable Material Contracts and this Indenture (including in relying upon the Corporation with respect to the matters described in this Article 9), the Trustee shall be deemed to have complied with its obligations under Section
8.05 and shall be entitled to the benefit of the indemnities provided in Sections 8.08 and 8.09, and for greater certainty, the provisions of Section
8.07 shall apply for the benefit of the Trustee with respect to the Indenture Conferred Duties to be performed by the Corporation pursuant to this Indenture.

9.13     NO PARTNERSHIP OR JOINT VENTURE

         None of the Fund, the Trustee nor Unitholders are, and they shall be deemed not to be, partners or joint venturers with the Corporation and nothing herein shall be construed so as to impose any liability as such on the Corporation. The parties agree that the Corporation shall perform the Indenture Conferred Duties as an independent contractor for and on behalf of the Fund (with its duties and obligations in respect thereto as expressly provided for herein), and it is acknowledged and agreed that only where the Corporation undertakes execution of contracts or other instruments for and on behalf of the Fund may the Corporation then be acting as an agent of the Fund. In no circumstances shall the Corporation be, or be deemed to be, a fiduciary or trustee for any person, whether or not a party hereto, in connection with the discharge by the Corporation of such Indenture Conferred Duties.

9.14     ANNUAL CERTIFICATE

         The Corporation shall deliver to the Trustee within 100 days after the end of each calendar year and at any other time upon the reasonable demand of the Trustee, a certificate substantially in the form attached hereto as Schedule "A" signed by a senior officer of the Corporation stating that the Corporation has complied with all of the Indenture Conferred Duties contained in this Indenture or, if there has been a failure so to comply, giving particulars thereof.

9.15     ABSENCE OF CORPORATION AS A PARTY

         If the Corporation (including any successors or assigns) ceases to exist, or if the Corporation is unable or unwilling to perform its obligations under this Indenture, the Trustee shall be entitled to engage another person that is duly qualified to perform the Indenture Conferred Duties.

                                   ARTICLE 10
                                   AMENDMENT

10.01    AMENDMENT

         The provisions of this Indenture, except where specifically provided otherwise, may only be amended by Extraordinary Resolution, provided, however, that any of the provisions of this Indenture, except where specifically provided otherwise, may be amended by the Trustee, ERC and the Corporation at any time or times, without the consent, approval or ratification of any of the Unitholders or any other person, for the purpose of:

         (a) ensuring that the Fund will comply with any applicable laws or requirements of any governmental agency or authority of Canada or of any province;

         (b) ensuring that the Fund will satisfy the provisions of the INCOME TAX ACT to maintain its status as a "unit trust" and a "mutual fund trust" thereunder;

         (c) ensuring that such additional protection is provided for the interests of Unitholders as the Trustee or the Corporation may consider expedient;

         (d) removing any conflicts or inconsistencies between the provisions of this Indenture or any supplemental indenture and any prospectus filed with any regulatory or governmental body with respect to the Fund, or any applicable law or regulation of any jurisdiction, if, in the opinion of the Trustee, such an amendment will not be detrimental to the interests of the Unitholders;

         (e) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable, provided that the same are not, in the opinion of the Trustee, prejudicial to the interests of the Unitholders;

         (f) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Unitholders;

         (g) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee, such modification or relief is not prejudicial to the interests of the Unitholders; and

         (h) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that, in the opinion of the Trustee, the rights of the Unitholders are not prejudiced thereby,

Notwithstanding anything contained herein or in any other agreement (but except as provided below in this Section 10.01), and without in any way limiting the authority of the Corporation herein provided for, any determination as to the necessity for an amendment to this Indenture for the purposes set forth in subsections 10.01(a) and (b) shall be made by the Corporation and the discretion of the Trustee to be exercised in subsections 10.01(c) to (h) inclusive shall be exercised by the Corporation; but notwithstanding the foregoing, no such amendment shall (i) reduce the fractional undivided interest in the Trust Fund represented by any Trust Unit without the consent of the holder of such Trust Unit, (ii) reduce the percentage of votes required to be cast at a meeting of the Unitholders for the purpose of this Section 10.01 without the consent of the holders of all of the Trust Units then outstanding, or (iii) prejudice the rights of the Trustee (and the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative).

10.02    NOTIFICATION OF AMENDMENT

         As soon as shall be practicable after the making of any amendment pursuant to this Article 10 which the Corporation determines is material to the interests of the Unitholders and should be disclosed to the Unitholders, the Trustee shall furnish written notification of the substance of such amendment to each Unitholder in the manner determined by the Corporation. The public filing of an amended copy of this Indenture, or any amendment hereto or any supplemental indenture, with a securities regulatory authority shall be deemed to constitute written notification to each Unitholder.

                                   ARTICLE 11
                            MEETINGS OF UNITHOLDERS

11.01    ANNUAL AND SPECIAL MEETINGS OF  UNITHOLDERS

         Annual meetings of the Unitholders shall be held on a day, at a time and at a place to be set by the Corporation. The business transacted at such meetings shall include:

         (a) the presentation of the audited financial statements of the Fund for the prior fiscal year;

         (b) directing and instructing the Corporation (pursuant to subsection 9.02(e)) as to the manner in which the Corporation shall vote the EnerMark Shares (or other Shares, as may be applicable) held by the Fund in respect of (i) the election of the directors of the Corporation who are to be elected at the annual meeting of the holders of EnerMark Shares in accordance with subsections 8.03(a)(i) and 11.05(c), (ii) the appointment of the Auditors in accordance with subsections 8.03(a)(ii) and 11.05(b) and Section 16.02, and (iii) any other relevant matters described in subsections 8.03(a) or
                  (b) hereof which may be properly brought before such annual meeting of holders of EnerMark Shares (or other Shares, as may be applicable);

         (c) the transaction of such business as Unitholders may be entitled to vote upon as hereinafter provided in this Article 11 or as the Trustee may determine.

Special meetings of the Unitholders may be called at any time by the Trustee or the Corporation and shall be called by the Trustee upon a written request of Unitholders holding in the aggregate not less than 20% of the Trust Units then outstanding, such request specifying the purpose or purposes for which such meeting is to be called. Meetings of Unitholders shall be held in the City of Calgary, or at such other place within Alberta as the Trustee or the Corporation shall designate. The chairman of any annual or special meeting shall be a person designated by the Trustee or the Corporation for the purpose of such meeting except that, on the motion of any Unitholder, any person may be elected as chairman by a majority of the votes cast at the meeting instead of such designated person or in the event that no person shall be designated by the Trustee or the Corporation.

11.02    NOTICE OF MEETINGS

         Notice of all meetings of Unitholders shall be given by unregistered mail postage prepaid addressed to each Unitholder at his registered address, mailed at least twenty one (21) days and not more than fifty (50) days before the meeting. Such notice shall set the time when, and the place where, such meeting is to be held and shall specify the nature of the business to be transacted at such meeting in sufficient detail to permit a Unitholder to form a reasonable judgment thereon, together with the text of any resolution, at the time of mailing of the notice, proposed to be passed. Any adjourned meeting may be held as adjourned without further notice. The accidental omission to give notice or the non-receipt of such notice by a Unitholder shall not invalidate any resolution passed at any such meeting. Notwithstanding the foregoing, a meeting of Unitholders may be held at any time without notice if all the Unitholders are present or represented thereat or those not so present or represented have waived notice. Any Unitholder (or a duly appointed proxy of a Unitholder) may waive any notice required to be given under the provisions of this paragraph, and such waiver, whether given before or after the meeting, shall cure any default in the giving of such notice.

11.03    QUORUM

         At any meeting of the Unitholders, subject as hereinafter provided, a quorum shall consist of two or more individuals present in person either holding personally or representing as proxies not less than 5% of the outstanding Trust Units. In the event of such quorum not being present at the appointed place on the date for which the meeting is called within one half (1/2) hour after the time fixed for the holding of such meeting, the meeting shall stand adjourned to such day being not less than one (1) day later (unless such day is not a Business Day, in which case it shall stand adjourned to the next following Business Day) and to such place and time as may be appointed by the chairman of the meeting. If at such adjourned meeting a quorum as above defined is not present, the Unitholders present either personally or by proxy shall form a quorum, and any business may be brought before or dealt with at such an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

11.04    VOTING RIGHTS OF UNITHOLDERS

         Only Unitholders of record shall be entitled to vote and each whole Trust Unit shall entitle the holder or holders of that Trust Unit to one vote. At any meeting of Unitholders, any holder of Trust Units entitled to vote thereat may vote by proxy and a proxy need not be a Unitholder, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Trustee, or with such agent of the Trustee as the Trustee may direct, for verification twenty-four hours prior to the commencement of such meeting. Proxies may be solicited in the name of the Corporation or, if approved by the Trustee, proxies may be solicited in the name of the Trustee. When any Trust Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners of their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Unit. A proxy purporting to be executed by or on behalf of a Unitholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

11.05    RESOLUTIONS BINDING THE TRUSTEE

         Unitholders shall be entitled to pass resolutions that will bind the Trustee and the Corporation only with respect to the following matters:

         (a)      the  removal or  appointment  of the  Trustee as  provided in
                  Section 7.03 or 7.04;

         (b) the appointment of the Auditors as provided in subsections 8.03(a)(ii) and 11.01(b)(ii) and in Section 16.02, and the removal and reappointment of the Auditors as provided in
                  Section 16.04;

         (c) the nomination of the directors of the Corporation as provided in subsections 8.03(a)(i) and 11.01(b)(i);

         (d)      consenting to any amendments of this Indenture as provided in
                  Section 10.01;

         (e)      approval of subdivisions or consolidations of Trust Units;

         (f) approval of any resolution of the Unitholders to terminate the Fund as provided in Section 13.02; and

         (g) the matters specified in Section 8.03 as requiring approval of the Unitholders.

         Except with respect to the above matters set out in this Section 11.05, no action taken by the Unitholders or resolution of the Unitholders at any meeting shall in any way bind the Trustee or the Corporation. Any action taken or resolution passed in respect of any matter at a meeting of Unitholders shall be by Ordinary Resolution, unless:

         (a) the contrary is otherwise expressly provided under any specific provision of this Indenture;

         (b) any applicable securities laws, rules, regulations or policies or the rules, policies or requirements of any stock exchange requires approval by Extraordinary Resolution or any other prescribed threshold; or

         (c) the matter voted on by the Unitholders would, if the Fund were a corporation governed by the BUSINESS CORPORATIONS ACT (Alberta), require the approval of shareholders by way of an Extraordinary Resolution.

11.06    RECORD DATE FOR VOTING

         For the purpose of determining the Unitholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustee may fix a date not more than fifty (50) days and not less than twenty one (21) days prior to the date of any meeting of Unitholders as a record date for the determination of Unitholders entitled to vote at such meeting or any adjournment thereof, and any Unitholder who was a Unitholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof even though he has since that time disposed of his Trust Units, and no Unitholder becoming such after that time shall be so entitled to vote at such meeting or any adjournment thereof. In the event that the Corporation, on behalf of the Fund and the Trustee, does not fix a record date for any meeting of Unitholders, the record date for such meeting shall be the date upon which notice of the meeting is given as provided under Section 11.02.

11.07    RESOLUTIONS IN WRITING

         Notwithstanding any other provision of this Indenture, after due and proper prior notice to all Unitholders, a resolution in writing executed by any number of Unitholders at any time shall be as valid and binding for all purposes of this Indenture as if such Unitholders had exercised at that time all of the voting rights to which they were then entitled under Section 11.05 in favour of such resolution at a meeting of Unitholders duly called for the purpose.

11.08    MEETINGS OF HOLDERS OF ENERMARK SHARES AND OTHER SHARES

         Meetings of Unitholders may be held immediately prior to, after or simultaneously with meetings of the holders of EnerMark Shares (and, to the extent required or applicable, any other Shares); provided, however, that the annual meeting of Unitholders shall be held immediately prior to the annual meeting of the holders of EnerMark Shares.

11.09    SPECIAL VOTING RIGHTS

         Notwithstanding anything else in this Article 11, subject to and in accordance with the voting rights, terms and privileges specifically attaching to the Special Voting Rights then outstanding, any matter in this Indenture which requires the approval of Unitholders shall be construed to require the approval of Unitholders and Special Rights Holders, voting together as a single class, at a single meeting of both Unitholders and Special Rights Holders held in the manner contemplated in this Article 11. For the purposes of this Article 11, subject to and in accordance with the voting rights, terms and privileges of the Special Voting Rights then outstanding, the holders of any issued
Special Voting Rights shall be treated in all respects as a Unitholder in connection with the provision and receipt of notice of meetings of Unitholders, voting at meetings of Unitholders, satisfaction of any quorum requirements and provisions relating to resolutions in writing.

                                   ARTICLE 12
             CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

12.01    NATURE OF TRUST UNITS

         The nature of a Trust Unit and the relationship of a Unitholder to the Trustee and the relationship of one Unitholder to another is as described in Sections 2.06 and 2.07 and the provisions of this Article 12 shall not in any way alter the nature of Trust Units or the said relationships of a Unitholder to the Trustee and of one Unitholder to another, but are intended only to facilitate the issuance of certificates evidencing the beneficial ownership of Trust Units and the recording of all such transactions whether by the Fund, securities dealers, stock exchanges, transfer agents, registrars or other persons.

12.02    CERTIFICATES

         (a) The form of Trust Unit Certificate shall be such as is from time to time authorized by the Corporation. Each Trust Unit Certificate shall be dated their respective dates of original issue (including all replacements issued in accordance with this Indenture) and shall bear such distinguishing letters and numbers as the Corporation, with the approval of the Trustee, may prescribe. Each such certificate shall be signed manually by the Corporation on behalf of the Fund and shall be counter-signed by a Transfer Agent. Any additional signature  required  to  appear  on such  certificate  by the
                  Corporation   may  be  printed,   lithographed  or
                  otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid as if they had been signed manually. Any certificate which has one manual signature as hereinbefore provided shall be valid notwithstanding that one or more of the persons whose signature is printed, lithographed or mechanically reproduced no longer holds office at the date of issuance of such certificate.

         (b) The definitive form of Trust Unit Certificate shall be in the English language or may be in both the English and French languages, in which case the French language thereof shall be a proper and complete translation of the English language version thereof. In the event that any provision of the Trust Unit Certificate in the French language shall be susceptible of an interpretation different from the equivalent provision in the English language, the interpretation of such provision in the English language shall be determinative.

         (c) Any Trust Unit Certificate printed or validly issued prior to the date hereof in accordance with the terms of this Indenture in effect at such time shall validly represent issued and outstanding Trust Units, notwithstanding that the form of such Trust Unit Certificate may not be strictly in the form required by this Indenture.

12.03    CONTENTS OF CERTIFICATE

         Until otherwise determined by the Corporation, each certificate issued following the date hereof shall legibly set forth on the face thereof, INTER ALIA, the following:

         (a) the name of the Fund and the words "a trust governed under the laws of the Province of Alberta by an Amended and Restated Trust Indenture dated as of January 1, 2004" or words of like effect;

         (b) the name of the person to whom the certificate is issued as Unitholder;

         (c) the number of Trust Units represented thereby and that the Trust Units represented thereby are fully paid;

         (d) "The Trust Units represented by this certificate are issued upon the terms and subject to the conditions of the Trust Indenture, which Trust Indenture is binding upon all holders of Trust Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Trust Indenture. A copy of the Trust Indenture pursuant to which this certificate and the Trust Units represented thereby are issued may be obtained by any Unitholder on demand and without fee from the head office of the Fund." or words of like effect; and

         (e) "For information as to personal liability of a Unitholder, see the reverse side of this certificate." or words of like effect.

         Until otherwise determined by the Corporation, each such certificate shall legibly set forth on the face or the reverse side thereof, INTER ALIA, the following:

         (a) "The Trust Indenture provides that no Unitholder, in its capacity as such, or annuitant under a plan of which a Unitholder acts as trustee or carrier, shall incur or be subject to any liability in contract or in tort or of any other kind whatsoever to any person in connection with the Trust Fund or the obligations or the affairs of the Fund or with respect to any act performed by the Trustee, the Corporation or by any other person pursuant to this Indenture or with respect to any act or omission of the Trustee, the Corporation or any other person in the performance or exercise, or purported performance or exercise, of any obligation, power, discretion or authority conferred upon the Trustee, the Corporation or such other person hereunder or with respect to any transaction entered into by the Trustee, the Corporation or by any other person pursuant to this Indenture. No Unitholder or annuitant shall be liable to indemnify the Trustee, the Corporation or any other person with respect to any such liability or liabilities incurred by the Trustee, the Corporation or by any such other person or persons or with respect to any taxes payable by the Trustee, the Corporation or any other person on behalf of or in connection with the Fund. To the extent that, notwithstanding the foregoing, any such liabilities are determined by a court of competent jurisdiction to be liabilities of the Unitholders and annuitants, such liabilities shall only be enforceable against, and shall be satisfied only out of, the Trust Fund to the extent of, in respect of any one Unitholder, such Unitholder's pro rata interest in the Trust Fund." or words of like effect; and

         (b) an appropriate form of notice of exercise of right of redemption.

         The Trust Unit Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

12.04    REGISTER OF UNITHOLDERS

         A register shall be kept at the principal corporate trust office in Calgary, Alberta of a Transfer Agent, which register shall contain the names and addresses of the Unitholders, the respective numbers of Trust Units held by them, the certificate numbers of the certificates representing such Trust Units and a record of all redemptions thereof. Branch transfer registers shall be maintained at such other offices of the Transfer Agents as the Corporation may from time to time designate. Only Unitholders whose certificates are so recorded shall be entitled to receive distributions or to exercise or enjoy the rights of Unitholders hereunder. The Trustee and the Transfer Agents shall have the right to treat the person registered as a Unitholder on the register of the Fund as the owner of such Trust Units for all purposes payment of any distribution, giving notice to Unitholders and determining the right to attend and vote at meetings of Unitholders.

12.05    SUCCESSORS OF UNITHOLDERS

         Any person becoming entitled to any Trust Units as a consequence of the death of any Unitholder, by gift, or otherwise by operation of law, shall be recorded as the holder of such Trust Units and shall receive a new certificate therefor upon production of evidence satisfactory to the Trustee thereof and delivery of the existing certificate to the Transfer Agents, but until such record is made the Unitholder of record shall continue to be and be deemed to be the holder of such Trust Units for all purposes whether or not the Transfer Agents shall have actual or other notice of such death, or other event.

12.06    TRUST UNITS HELD JOINTLY OR IN A FIDUCIARY CAPACITY

         The Trustee and the Transfer Agents may treat two or more persons holding any Trust Units as joint owners of the entire interest therein unless their ownership is expressly otherwise recorded on the register of the Fund, but no entry shall be made in the register or on any certificate that any person is in any other manner entitled to any future, limited or contingent interest in any Trust Units; provided, however that any person recorded as a Unitholder may, subject to the provisions hereinafter contained, be described in the register or on any certificate as a fiduciary of any kind and any customary words may be added to the description of the holder to identify the nature of such fiduciary relationship.

12.07    PERFORMANCE OF TRUST

         The Trustee, the Transfer Agents, the Unitholders and any officer or agent of the Trustee or the Transfer Agents shall not be bound to be responsible for or otherwise inquire into or ensure the performance of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Trust Units or any interest therein are or may be subject, or to ascertain or enquire whether any transfer of any such Trust Units or interests therein by any such Unitholder or by his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein except for the person recorded as Unitholder.

12.08    LOST CERTIFICATES

         In the event that any certificate for Trust Units is lost, stolen, destroyed or mutilated, the Trustee or the Transfer Agents may authorize the issuance of a new certificate for the same number of Trust Units in lieu thereof. The Trustee or the Transfer Agents may, in its or their discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate, or the legal representative of the owner, to make an affidavit or statutory declaration setting forth such facts as to the loss, theft, destruction or mutilation as the Trustee or the Transfer Agents may deem necessary, to surrender any mutilated certificate and may require the applicant to supply to the Fund a "lost certificate bond" or a similar bond in such reasonable sum as the Trustee or the Transfer Agents may direct indemnifying the Trustee and the Transfer Agents and their agents for so doing. The Trustee and the Transfer Agents shall have the power to require from an insurer or insurers a blanket lost security bond or bonds in respect of the replacement of lost, stolen, destroyed or mutilated certificates. All premiums and other funds or money payable for such purpose shall be payable out of the Trust Fund with such contribution, if any, by those insured as may be determined by the Trustee in its sole discretion. If such blanket lost security bond is required, the Trustee may authorize and direct (upon such terms and conditions as the Trustee may from time to time impose) any agent to whom the indemnity of such bond extends to take such action to replace any lost, stolen, destroyed or mutilated certificate without further action or approval by the Trustee.

12.09    DEATH OF A UNITHOLDER

         The death of a Unitholder during the continuance of the Fund shall not terminate the Fund or any of the mutual or respective rights and obligations created by or arising under this Indenture nor give such Unitholder's personal representative a right to an accounting or take any action in court or otherwise against other Unitholders or the Trustee or the Trust Fund property, but shall merely entitle the personal representatives of the deceased Unitholder to demand and receive, pursuant to the provisions hereof, a new certificate for Trust Units in place of the certificate held by the deceased Unitholder, and upon the acceptance thereof such personal representatives shall succeed to all rights of the deceased Unitholder under this Indenture.

12.10    UNCLAIMED INTEREST OR DISTRIBUTION

         In the event that the Trustee shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason, the Trustee shall be under no obligation to invest or reinvest the same but shall only be obliged to hold the same in a current interest-bearing account pending payment to the person or persons entitled thereto. The Trustee shall, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the Public Trustee (or other appropriate government official or agency) whose receipt shall be a good discharge and release of the Trustee.

                                   ARTICLE 13
                                  TERMINATION

13.01    TERMINATION DATE

         Unless terminated earlier under Section 13.02, the Trustee shall commence to wind up the affairs of the Trust when there are no longer any Trust Units outstanding.

13.02    TERMINATION BY TRUSTEE WITH THE APPROVAL OF UNITHOLDERS

         (a) The Unitholders may vote by Extraordinary Resolution to terminate the Fund at any meeting of Unitholders duly called for the purpose of considering termination of the Fund, provided that such a vote may only be held if requested in writing by the holders of not less than 25% of the Trust Units, or if called by the Trustee following the refusal of the Trustee or the Corporation to redeem Trust Units.

         (b) For the purpose of this Section 13.02 and notwithstanding the provisions of Section 11.03, a quorum of 20% of the issued and outstanding Trust Units must be present or represented by proxy at the meeting at which the vote is taken.

13.03    PROCEDURE UPON TERMINATION

         Forthwith upon being required to commence to wind up the affairs of the Fund, the Trustee shall give notice of the commencement of the winding-up of the affairs of the Fund and such notice of any resolution approved by Unitholders under Section 13.02 shall designate the time or times at which Unitholders may surrender their Trust Units for cancellation and the date at which the register of the Fund shall be closed.

13.04    POWERS OF THE TRUSTEE UPON TERMINATION

         After the date referred to in Section 13.01 or the date on which a resolution has been approved under Section 13.02, the Trustee shall carry on no activities except for the purpose of winding up the affairs of the Fund as hereinafter provided and, for this purpose, the Trustee shall continue to be vested with and may exercise all or any of the powers conferred upon the Trustee under this Indenture.

13.05    SALE OF INVESTMENTS

         After the date referred to in Section 13.04, the Trustee shall proceed to wind up the affairs of the Fund as soon as may be reasonably practicable and for such purpose shall sell and convert into money any remaining investments (including Investments) or other assets comprising the Trust Fund in one transaction or in a series of transactions by public or private sale and do all other acts appropriate to liquidate the Trust Fund, and shall in all respects act in accordance with the directions, if any, of the Unitholders (in respect of a termination authorized under Section 13.02). If the Trustee is unable to sell all or any of the Investments or other assets comprising the Trust Fund by the date set for termination, the Trustee may distribute undivided interests in the remaining Trust Fund directly to the Unitholders in accordance with their pro rata share.

13.06    DISTRIBUTION OF PROCEEDS

         After paying, retiring, discharging or making provision for the payment, retirement or discharge of all known liabilities and obligations of the Fund and providing for indemnity against any other outstanding liabilities and obligations, the Trustee shall distribute the remaining part of the proceeds of the sale of investment and other assets together with any cash forming part of the Trust Fund among the Unitholders in the following manner:

         (a) the Trustee shall allocate to each Unitholder and each Unitholder shall thereupon be entitled to enforce payment of his pro rata share of such part of all amounts that would otherwise be included in computing the income of the Fund for the purposes of the INCOME TAX ACT for the year and that are not payable to Unitholders in the year by virtue of any provision of this Indenture other than this Section 13.06; and

         (b) the remaining part, if any, of the said proceeds, other assets and cash shall be distributed among the Unitholders in accordance with their pro rata shares.

13.07    FURTHER NOTICE TO UNITHOLDERS

         In the event that all of the Unitholders shall not surrender their Trust Units for cancellation within six (6) months after the time specified in the notice or resolution referred to in Section 13.04 the Trustee shall give further notice to the remaining Unitholders to surrender their Trust Units for cancellation and, if within one (1) year after the further notice, all the Trust

Units shall not have been surrendered for cancellation, such remaining Trust Units shall be deemed to be cancelled without prejudice to the rights of the holders of such Trust Units to receive their pro rata shares of the amounts referred to in Section 13.06 and the Trustee may either take appropriate steps, or appoint an agent to take appropriate steps, to contact such Unitholders (deducting all expenses thereby incurred from the amounts to which such Unitholders are entitled as aforesaid) or, in the discretion of the Trustee, may pay such amounts into court.

13.08    RESPONSIBILITY OF TRUSTEE AFTER SALE AND CONVERSION

         The Trustee shall be under no obligation to invest the proceeds of any sale of Investments or other assets or cash forming part of the Trust Fund after the date referred to in Section 13.04 and, after such sale, the sole obligation of the Trustee under this Indenture shall be to hold such proceeds in trust for distribution under Section 13.06.

13.09    RELIANCE BY TRUSTEE

         Without derogating from the position of the Trustee as the sole trustee of the Fund and its full, absolute and exclusive power, control and authority over, and legal ownership of, the Trust Fund, and without limiting the ability of the Trustee to rely on any Expert or other advisor pursuant to this Indenture, in carrying out its duties and obligations pursuant to this
Article 13, the Trustee may engage or employ any persons, including the Corporation, as an Expert or an administrator, agent, representative, advisor, employee, independent contractor or other advisor, and in doing so, shall be entitled to the benefits of Sections 8.07, 8.08, 8.09 and 8.11 provided that the Trustee has complied with its standard of care set forth in Section 8.05 in selecting such Expert or other advisor.

                                   ARTICLE 14
                            SUPPLEMENTAL INDENTURES

14.01    PROVISION FOR SUPPLEMENTAL INDENTURES FOR CERTAIN PURPOSES

         From time to time the Corporation and ERC (when authorized by a resolution of the directors of the Corporation) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

         (a) modifying or amending any provisions of this Indenture in the circumstances set forth in Article 10 where the Trustee and the Corporation may do so without the consent, approval or ratification of the Unitholders or any other person; and

         (b)      modifying or amending any provisions of this Indenture  where
                  the   modification   or  amendment   has  been   approved  by
                  Extraordinary Resolution.

14.02    PROVISION FOR AMENDED AND RESTATED INDENTURES

         Notwithstanding Section 14.01, following any amendments to this Indenture, the parties to the Trust Indenture may enter into an amended and restated version of the Trust Indenture which shall include and give effect to all amendments to the Trust Indenture in effect at the applicable time.

                                   ARTICLE 15
                                    GENERAL

15.01    NOTICES

         Any notice required to be given under this Indenture shall be given to the Unitholders by letter or circular sent through ordinary post addressed to each registered holder at his last address appearing on the register; provided that if there is a general discontinuance of postal service due to strike, lockout or otherwise, such notice may be given by publication twice in the National Edition of The Globe and Mail or any other newspaper having national circulation in Canada; provided further that if there is no newspaper having national circulation, then by publishing twice in a newspaper in each city where the register or a branch register is maintained. Any notice so given shall be deemed to have been given on the day following that on which the letter or circular was posted or, in the case of notice being given by publication, after publishing such notice twice in the designated newspaper or newspapers. In proving notice was posted, it shall be sufficient to prove that such letter or circular was properly addressed, stamped and posted.

15.02    FAILURE TO GIVE NOTICE

         The failure by the Trustee or the Corporation, by accident or omission or otherwise unintentionally, to give any Unitholder any notice provided for herein shall not affect the validity, effect, taking effect or time or taking effect of any action referred to in such notice, and neither the Trustee nor the Corporation shall be liable to any Unitholder for any such failure.

15.03    JOINT HOLDERS

         Service of a notice or document on any one of several joint holders of Trust Units shall be deemed effective service on the other joint holders.

15.04    SERVICE OF NOTICE

         Any notice or document sent by post to or left at the address of a Unitholder pursuant to this Article shall, notwithstanding the death or bankruptcy of such Unitholder, and whether or not the Trustee has notice of such death or bankruptcy, be deemed to have been fully served and such service shall be deemed sufficient service on all persons interested in the Trust Units concerned.

15.05    INFORMATION AVAILABLE TO UNITHOLDERS

         Each Unitholder shall have the right to obtain, on demand and on payment of reasonable reproduction costs from the head office of the Fund, a copy of this Indenture and the supplemental indentures, if any, and shall be entitled to inspect, and, on payment of a reasonable fee thereof, obtain a list of the Unitholders for purposes connected with the Fund.

15.06    FISCAL YEAR

         The fiscal year of the Fund shall end on December 31 of each year.

                                   ARTICLE 16
                                    AUDITORS

16.01    QUALIFICATION OF AUDITORS

         The Auditors shall be an independent recognized firm of chartered accountants which has an office within Alberta.

16.02    APPOINTMENT OF AUDITORS

         Subject to Sections 16.04 and 16.05, the Auditors will be selected at each annual meeting of Unitholders. The Auditors will receive such remuneration as may be approved by the Corporation.

16.03    AUDITORS CEASING TO HOLD OFFICE

         The Auditors shall cease to hold office when the Auditor resigns or is removed pursuant to Section 16.04. The resignation of the Auditors shall become effective at the time a written resignation is sent to the Fund or at the time specified in the resignation, whichever is later.

16.04    REMOVAL OF AUDITORS

         The Auditors may at any time be removed by the Trustee with the approval of a majority of the votes cast by Unitholders at a meeting of Unitholders duly called for that purpose. A vacancy created by the removal of Auditors as aforesaid may be filled by the Trustee with the approval of a majority of votes cast by Unitholders at a meeting duly called for that purpose, or if not so filled, may be filled under Section 16.05.

16.05    FILLING VACANCY

         The Corporation shall forthwith fill a vacancy in the office of Auditors. The Auditors appointed to fill a vacancy shall hold office until the unexpired term of the Auditors' predecessor. The Corporation shall fix the remuneration of the Auditors appointed to fill such a vacancy.

16.06    REPORTS OF AUDITORS

         The Auditors shall audit the accounts of the Fund at least once in each year and a report of the Auditors with respect to the annual financial statements of the Fund shall be provided to each Unitholder with notice of the annual general meeting of the Fund.

                                   ARTICLE 17
                                 MISCELLANEOUS

17.01    SUCCESSORS AND ASSIGNS

         The provisions of this Indenture shall enure to the benefit of, and be binding upon, the parties and their successors and permitted assigns.

17.02    COUNTERPARTS

         This Indenture may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterparts.

17.03    SEVERABILITY

         If any provision of this Indenture shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Indenture in any jurisdiction.

17.04    NOTICES

         Any payment, notice, direction or other instrument required or permitted to be given under this Indenture by or to the Trustee, ERC or the Corporation hereto shall be in writing and may be given by delivering same or mailing same by registered mail or sending by facsimile, telecommunication device or other similar form of communication to the following addresses:

                  The Trustee:

                  CIBC MELLON TRUST COMPANY
                  6th Floor, The Dome Tower
                  333 - 7th Avenue S.W.
                  Calgary, Alberta
                  T2P 2Z1

                  Attention: Account Manager
                  Facsimile: (403) 264-2100

                  The Corporation and ERC:

                  ENERMARK INC./ENERPLUS RESOURCES CORPORATION
                  The Dome Tower
                  Suite 3000, 333 - 7th Avenue S.W.
                  Calgary, Alberta
                  T2P 2Z1

                  Attention: President
                  Facsimile: (403) 298-8888

         Any notice, direction or instrument aforesaid shall:

         (a) if delivered, be deemed to have been given or made at the time of delivery;

         (b) if mailed and properly addressed, be deemed to have been given or made on the fifth (5th) day following the day on which it was so mailed, provided that, if mailed, should there be at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slow down or other labour dispute or interruption which might affect the delivery of such notice or communication by the mails, then such notice or communication shall be only effective when actually delivered; and

         (c) if sent by facsimile, telecommunication device or other similar form of communication, be deemed to have been given or made on the day following the day on which it was sent.

                  The Trustee, the Corporation or ERC may give written notice of change of address in the same manner, in which event such notice or communication shall thereafter be given to it as above provided at such changed address.

                  IN WITNESS WHEREOF each of the parties has caused these presents to be executed by its proper officers duly authorized in its behalf.

                                      CIBC MELLON TRUST COMPANY


                                      By: /s/ Jacqueline Fisher
                                          --------------------------------------
                                          Jacqueline Fisher

                                      By: /s/ Norma Blasetti
                                          --------------------------------------
                                          Norma Blasetti

                                      ENERPLUS RESOURCES CORPORATION


                                      By: /s/ Robert J. Waters
                                          -------------------------------------
                                          Robert J. Waters
                                          Senior Vice President and Chief
                                          Financial Officer


                                      By: /s/ David A. McCoy
                                          --------------------------------------
                                          General Counsel & Corporate Secretary

                                      ENERMARK INC.


                                      By: /s/ Robert J. Waters
                                          --------------------------------------
                                          Robert J. Waters
                                          Senior Vice President and Chief
                                          Financial Officer


                                      By: /s/ David A. McCoy
                                          --------------------------------------
                                          General Counsel & Corporate Secretary

                                  SCHEDULE "A"

                           CERTIFICATE OF COMPLIANCE

To:      CIBC Mellon Trust Company,
         in its capacity as trustee of Enerplus Resources Fund (the "Trustee")

Pursuant to Section 9.14 of the amended and restated trust indenture (the "Indenture") made as of January 1, 2004 among Enerplus Resources Corporation, the Trustee, and EnerMark Inc. (the "Corporation"), and relating to Enerplus Resources Fund (the "Fund"), the Corporation hereby certifies and confirms with respect to the year ending December 31, 20__, that to the best of its knowledge and belief after reasonable enquiry, the Corporation has complied with all of the Indenture Conferred Duties as defined in and as contained in the Indenture, and in particular certifies and confirms the following:

(a) the financial statements for the Fund have been prepared in accordance with applicable laws and Canadian generally accepted accounting principles;

(b) all regulatory filings required to be made by the Fund, and all filings required under the INCOME TAX Act (Canada) (the "ITA") have been accurately completed and filed;

(c) all declarations and designations required under the ITA to ensure appropriate flow-through of income and capital have been made;

(d) all clearance certificates required under the ITA from the Canada Customs and Revenue Agency, if any, have been obtained prior to making any distributions of property;

(e) the Fund, on a continuous basis, maintained its status as a mutual fund trust under the ITA, including the dispersal of unitholder requirements under the ITA;

(f)      all  distributions  of  Trust  Units  by the  Fund in the  year  ended
         December  31,  20__  have  been  completed  in  compliance   with  all
         applicable laws and regulatory requirements;

(g) all of the Fund's investments are in compliance with the investment restrictions, practices and policies and other investments information as disclosed in the Indenture, and any other regulatory restriction or policy applicable to investments by the Fund, including any foreign content limitations;

(h) all tax receipts and financial statements have been delivered to Unitholders as required;

(i) the Corporation validly exists, is not insolvent and is not under investigation by any regulatory authority;

(j) all documentation required to be forwarded to the Trustee by the Corporation has been forwarded (including the annual and quarterly financial statements of the Fund);

(k) there is no material litigation pending against the Corporation or the Fund which has not been disclosed to the Trustee;

(l) the Corporation shall promptly inform the Trustee should the Fund or the Corporation fail to comply with any of the restrictions and conditions hereto.

Capitalized terms not otherwise defined herein have the meaning assigned to them in the Indenture. The undersigned has executed this certificate in his capacity as an officer of the Corporation and not in his personal capacity.

DATED this ___________________ day of _______________, 20_____.


ENERMARK INC.

By:  ______________________________
[a senior officer of the Corporation]